                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 15, 2002
                                   ----------

                                 Citigroup Inc.
      -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                       1-9924                      52-1568099
    ----------                     --------                  ---------------
 (State or other                 (Commission                  (IRS Employer
 jurisdiction of                 File Number)              Identification No.)
 incorporation)

                    399 Park Avenue, New York, New York 10043
      -------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
      -------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 5. OTHER EVENTS.

On April 15, 2002, Citigroup Inc. reported core income for the first quarter ended March 31, 2002, of $3.86 billion, increasing 5% over the first quarter of 2001. Core income for the quarter included an $816 million pre-tax, or $519 million after-tax, charge reflecting the impact of the economic conditions in Argentina. This charge reduced Citigroup's core income per share by $0.10 after-tax. In addition, Citigroup's equity was reduced by $512 million as a result of the effect of currency translation in Argentina. Core income per share, diluted, rose 4% to $0.74, after the Argentina-related charges. Revenues increased 5%, or by nearly $1 billion, to $22 billion in the quarter. During the quarter, Citigroup's Travelers Property Casualty subsidiary successfully completed an initial public offering of 23.1% of the company's equity, yielding a $1.06 billion after-tax gain to Citigroup, net of a deferral of $520 million after-tax for potential asbestos claims. Net income for the first quarter, including the gain, was $4.84 billion, or $0.93 per share.

"Our businesses once again delivered exceptional results in the face of difficult economic conditions," said Sanford I. Weill, Chairman and Chief Executive Officer of Citigroup. "Despite the sizable charges that we took in the quarter, related to Argentina, our core earnings per share increased over last year. Our Global Consumer businesses recorded 26% income growth in the quarter on the strength of 20% revenue growth. Our Corporate and Investment Bank once again outperformed its competitors, extending its lead as the top-ranked global underwriter. Our Global Investment Management and Private Banking group core income was up 6%, despite weak equity markets worldwide.

"Recent events in Argentina, including the imposition of currency translation regulations, the structuring of compensation bonds and the resumption of foreign exchange trading of the peso, have enabled us to determine with a greater degree of certainty the impact of the economic crisis in that country. Given this extraordinary situation, including actions taken by the Argentine government, we have taken substantial write-downs against our corporate and consumer loan portfolios and made prudent additions to our loan loss reserve.

"The very successful initial public offering of 23.1% of Travelers Property Casualty resulted in a $1.06 billion after-tax gain and roughly $5 billion in proceeds, and added $0.20 per share to our net income in the first quarter," said Weill.

Highlights of the quarter included:

- Strong performance in key businesses:
   - Citigroup's Corporate and Investment Bank once again was the number one underwriter of global debt and equity, as well as the leader in disclosed fees. For the first time, Citigroup was also the top global equity underwriter and it continued to occupy the number one position in fixed income, with market share approaching 23% in U.S. investment grade debt issuance, and ranked number two in U.S. announced M&A. Citigroup's foreign exchange business was honored during the quarter, as GLOBAL FINANCE MAGAZINE named Citigroup "World's Best Foreign Exchange Bank."
   - Revenue for Citigroup's Global Cards franchise advanced 15%, and core income rose 11% to $664 million. The business continued to expand internationally with 32% account growth and 22% loan growth outside North America, and now serves over 108 million accounts globally.
   - Citigroup continued to expand its Global Consumer Finance franchise, with the acquisition of Taihei Financial in Japan, and the opening of additional offices in Mexico, Puerto Rico and India. Core income for Global Consumer Finance rose 38% to $563 million.

                                                                [CITIGROUP LOGO]

   - In the Emerging Markets, the combination of Citigroup and Banamex has created the #1 bank in Mexico, and generated 34% income growth from the fourth quarter, as expenses were reduced by $65 million. Banamex also consolidated its position in the retirement services and insurance businesses by completing the acquisition of AEGON's 48% stake in Afore Banamex and Seguros Banamex.

- Citigroup continued to increase its operating leverage, as revenues increased 5% while expenses declined 6%. Expenses declined approximately $600 million from the first quarter of 2001, driven by reductions in headcount and other fixed and variable expenses in the Corporate and Investment Bank, expense savings related to recent acquisitions, the elimination of goodwill amortization in the first quarter, and the implementation of company-wide expense initiatives, including the consolidation of technology infrastructure.

- Increases in credit cost were evident in a number of Citigroup's consumer businesses. The net credit loss rate for the Citi Cards portfolio rose to 6.41% and loss rates at CitiFinancial increased 47 basis points year over year to 2.97%. In Japan, higher bankruptcies have driven loss rates on the company's consumer businesses there to 5.47%. Loss rates in Citigroup's Corporate and Investment Bank's credit portfolios have improved since the fourth quarter, largely due to a lower level of write-downs related to CitiCapital as well as to Enron, while cash basis loans in the CIB have remained flat. Cash basis loans in the Emerging Markets have increased, largely due to the situation in Argentina. Citigroup has continued to aggressively write down exposures to problem credits in its corporate loans and commercial leasing portfolios.

- To reflect the impact of the economic situation in Argentina, Citigroup recorded a total of $858 million in pre-tax charges, including a $475 million addition to the loan loss provision, $269 million in loan and investment write-downs, a $72 million charge for currency redenomination, and a $42 million restructuring charge.

                                          TOTAL            CORPORATE          CONSUMER            INVESTMENT
                                          -------------    -------------      -------------       -------------
ADDITION TO LOAN LOSS PROVISION           $       (475)    $       (240)      $       (235)

CREDIT AND INVESTMENT WRITE-DOWNS                 (269)            (117)               (52)               (100)

REDENOMINATION CHARGE                              (72)            (101)                29
                                          -------------    -------------      -------------       -------------
PRE TAX IMPACT - CORE INCOME                      (816)            (458)              (258)               (100)

RESTRUCTURING CHARGE                               (42)              (9)               (33)
                                          -------------    -------------      -------------       -------------
TOTAL PRE TAX INCOME IMPACT               $       (858)    $       (467)      $       (291)       $       (100)
                                          =============    =============      =============       =============

   In addition, the impact of the devaluation of the peso since January 1, 2002, reduced Citigroup's equity by $512 million.

- Citigroup continues to have among the strongest capital levels in the financial services industry, with total equity, including trust preferred securities, increasing to $90.1 billion at March 31, 2002. Citigroup's return on common equity for the first quarter was 19.1%. The company repurchased
   17.9 million shares during the quarter and redeemed $419 million in trust preferred securities and $125 million in preferred stock.

CONSUMER BANKING IN THE DEVELOPED MARKETS
Core income of $1.64 billion for the first quarter, up 21%. Highlights included:

- Revenue increased 12% to $8.0 billion, while expenses declined 6%.

- CitiFinancial income increased 45% due to an 11% increase in revenues combined with a 17% decrease in expenses largely related to continued efficiencies from the Associates integration. Pricing actions and lower funding costs more than offset a 47 basis point increase in the loss rate over the prior year period.

- North America Cards income rose 10%. Revenues increased 14% as receivables grew 5%, reaching $105 billion. Pricing and funding initiatives led to a 190 basis point improvement in the net interest margin, which combined with an 8% drop in expenses to offset an increase in the net credit loss rate, to 6.41%.
- Citibanking income increased 23%, reflecting the integration of EAB. Revenues grew 25% as deposits rose 23%.
- Japan consumer income increased 16%, reflecting continued growth in consumer finance receivables and reduced processing and technology expenses, partly offset by higher credit costs. Excluding the impact of the declining value of the yen versus the U.S. dollar, income growth would have been 31%.

EMERGING MARKETS
Core Income of $559 million, down 15%. Highlights included:

- Income for Mexico, which includes the combined operations of Banamex and Citibank Mexico, was $280 million in the first quarter, as compared to $4 million in the year ago period.
- Emerging Markets consumer income (excluding Mexico) fell 64% to $84 million, reflecting an $89 million after-tax loss in Latin America, resulting from $287 million in credit losses and additions to the loan loss reserve in Argentina. Revenue growth in Asia and CEEMEA was driven by continued expansion of the cards business and stronger investment product sales.
- Income from Emerging Markets Corporate Banking and Global Transaction Services declined 54% from the year ago period to $195 million, as a result of actions taken in Argentina, including a $240 million addition to the loan loss reserve, a $101 million charge relating to redenomination of the currency, and $100 million in credit write-offs. Results for Asia and CEEMEA reflected strong trading-related revenues and continued expense management, as expenses for this segment declined 13%.

CORPORATE AND INVESTMENT BANKING
Core income of $987 million for the first quarter, down 4%. Highlights included:

- Income for Corporate Finance was $789 million, declining only 4% from the year ago quarter, despite market volume declines of 65% in completed global M&A and 10% in equity issuance. Income was 54% ahead of the fourth quarter of 2001. Revenues decreased 14% from the first quarter of 2001, as a result of lower investment banking and trading-related revenues. Offsetting this decline was a 16% reduction in operating expenses. The provision for credit losses rose from $230 million one year ago, to $312 million, including $17 million in write-offs related to project finance exposure in Argentina, but declined from $476 million in the fourth quarter.
- The Private Client business contributed income of $198 million for the quarter, unchanged from the prior year period and up 3% from the fourth quarter. Lower revenues were offset by tight expense controls, as expenses were reduced by 6%. Net flows were $15 billion in the first quarter, with assets under fee based management rising 12%, to $210 billion. Total client assets were $994 billion at quarter end.

GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING
Core income of $406 million for the first quarter, up 6%. Highlights included:

- Income for the Private Bank rose 18% to a record $112 million. Revenue growth of 8% was driven by increases across a range of products, including client trading activity, investments and lending, while expense growth was limited to 6%. Client business volumes rose 14% to $166 billion.
- Asset Management income increased 19%. Expenses declined across the board, falling 13%, which offset a 4% drop in revenues, the result of weak global equity markets. Institutional net flows were strong, with assets under management reaching $455 billion, an increase of 13%. Sales of Citigroup Asset Management's products were strong throughout proprietary channels, with market share of 56% in the Smith Barney retail channel, 70% at Primerica Financial Services and 45% in the Citibanking North America channel.
- Travelers Life and Annuity income decreased 5% as lower net investment income was partially offset by continued expense management. Business volumes were strong, with double-digit account balance growth in our individual annuity, group annuity and life businesses.

PROPERTY AND CASUALTY
Core income of $327 million for the first quarter, down 4%. Highlights included:

- Personal Lines income fell 25%, reflecting increased weather-related costs, continued higher loss costs and a drop in net investment income, which offset 8% earned premium growth.
- Commercial Lines' income declined 6%, largely resulting from a decrease in net investment income and favorable reserve development in the prior year.

INVESTMENT ACTIVITIES AND CORPORATE/OTHER
Income for Citigroup's Investment Activities was $70 million in the first quarter, reflecting $100 million in pre-tax write-downs on certain investments in Argentina, offset by realized gains in the private equity and insurance portfolios, as well as marked to market gains on an investment in India. Expenses for Corporate/Other were $78 million, a $118 million improvement from the first quarter of 2001, reflecting lower funding costs.

                                      ###

A financial summary follows. Additional financial, statistical and business-related information, as well as business and segment trends, is included in the Financial Supplement.

-----------------------------------------------------------------------------------------------------
CITIGROUP SEGMENT INCOME                                                   FIRST QUARTER
                                                                        ------------------
(In Millions of Dollars, except per share data)                           2002       2001     % Change
-----------------------------------------------------------------------------------------------------
  GLOBAL CONSUMER
     Citibanking North America ......................................   $   183    $   149         23
     Mortgage Banking ...............................................        93         75         24
     North America Cards ............................................       520        472         10
     CitiFinancial ..................................................       320        220         45
     Primerica Financial Services ...................................       128        125          2
                                                                        -------    -------
  North America .....................................................     1,244      1,041         20
                                                                        -------    -------
     Western Europe .................................................       155        112         38
     Japan ..........................................................       238        205         16
                                                                        -------    -------
     Developed Markets Consumer Banking .............................     1,637      1,358         21
                                                                        -------    -------
      Mexico ........................................................       280          4         NM
      Other Emerging Markets Consumer Banking .......................        84        233        (64)
                                                                        -------    -------
     Emerging Markets Consumer Banking ..............................       364        237         54
                                                                        -------    -------
  e-Consumer ........................................................       (20)       (24)        17
  Other Consumer ....................................................       (29)       (17)       (71)
                                                                        -------    -------
  TOTAL GLOBAL CONSUMER .............................................     1,952      1,554         26
                                                                        -------    -------

  GLOBAL CORPORATE
     Corporate Finance ..............................................       789        826         (4)
     Private Client .................................................       198        197          1
                                                                        -------    -------
  Corporate and Investment Bank .....................................       987      1,023         (4)
  Emerging Markets Corporate Banking and Global Transaction Services.       195        421        (54)
                                                                        -------    -------
  TOTAL GLOBAL CORPORATE ............................................     1,182      1,444        (18)
                                                                        -------    -------

  GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING
  Travelers Life and Annuity ........................................       200        210         (5)
  The Citigroup Private Bank ........................................       112         95         18
  Citigroup Asset Management ........................................        94         79         19
                                                                        -------    -------
  TOTAL GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING ............       406        384          6
                                                                        -------    -------

  PROPERTY AND CASUALTY (EXCL. PORTFOLIO REALIZED G/L)
  Personal Lines ....................................................        65         87        (25)
  Commercial Lines ..................................................       261        278         (6)
  Interest and Other ................................................         1        (23)        NM
                                                                        -------    -------
  TOTAL PROPERTY AND CASUALTY .......................................       327        342         (4)
                                                                        -------    -------

  INVESTMENT ACTIVITIES .............................................        70        132        (47)

  CORPORATE / OTHER .................................................       (78)      (196)        60
                                                                        -------    -------

  CORE INCOME .......................................................     3,859      3,660          5
                                                                        -------    -------

  Restructuring-Related Items -- After-Tax (A) ......................       (30)       (80)        63
  Gain on Sale of Stock by Subsidiary -- After-Tax (B) ..............     1,061          -          -
  Cumulative Effect of Accounting Changes (C) .......................       (47)       (42)       (12)
                                                                        -------    -------
  NET INCOME ........................................................   $ 4,843    $ 3,538         37
=====================================================================================================

  DILUTED EARNINGS PER SHARE:

  CORE INCOME .......................................................  $  0.74    $  0.71          4

  NET INCOME ........................................................  $  0.93    $  0.69         35
=====================================================================================================

(A) Restructuring and merger-related items in the 2001 first quarter related principally to severance and costs associated with the reduction of staff in the Global Corporate businesses, and in the 2002 first quarter primarily related to severance and costs associated with the reduction of staff in Argentina within the Latin America consumer and corporate businesses.

(B) Travelers Property Casualty Corp. (TPC) (a wholly-owned subsidiary of Citigroup on December 31, 2001) sold 231,000,000 shares of class A common stock at $18.50 per share in an initial public offering on March 27, 2002. The offering resulted in an after-tax gain of $1.061 billion to Citigroup. Citigroup plans to make a tax-free distribution to its stockholders of a portion of its ownership interest in TPC by year-end 2002, such that following the distribution, Citigroup would remain a holder of approximately 9.9% of TPC's common equity. The distribution is subject to various regulatory approvals as well as a private letter ruling from the Internal Revenue Service and various other conditions. Citigroup has no obligation to consummate the distribution by the end of 2002 or at all, whether or not these conditions are satisfied. Income statement minority interest will be recognized on the initial public offering portion beginning on April 1, 2002.

(C) Accounting Changes refer to the first quarter 2001 adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS 133), and the first quarter 2002 adoption of the remaining provisions of SFAS No. 142, "Goodwill and Other Intangible Assets" (SFAS 142).

NM  Not meaningful

=====================================================================================================
CORE INCOME SUPPLEMENTAL DISCLOSURE                                        FIRST QUARTER
                                                                        ------------------
(In Millions of Dollars)                                                  2002       2001    % Change
-----------------------------------------------------------------------------------------------------
  CITIGROUP EMERGING MARKETS (EXCLUDING INVESTMENT ACTIVITIES)
  ASIA
     Consumer .......................................................   $   148    $   148          -
     Corporate ......................................................       175        116         51
     Asset Management & Private Banking .............................        28         28          -
                                                                        -------    -------
  TOTAL ASIA ........................................................       351        292         20
                                                                        -------    -------
  MEXICO ............................................................       280          4         NM
                                                                        -------    -------
  LATIN AMERICA
     Consumer .......................................................       (75)        72         NM
     Corporate ......................................................       (88)       161         NM
     Asset Management & Private Banking .............................        13         21        (38)
                                                                        -------    -------
  TOTAL LATIN AMERICA ...............................................      (150)       254         NM
                                                                        -------    -------
  CENTRAL AND EASTERN EUROPE, MIDDLE EAST AND AFRICA
     Consumer .......................................................        25         18         39
     Corporate ......................................................       138        165        (16)
     Asset Management & Private Banking .............................         4          4          -
                                                                        -------    -------
  TOTAL CENTRAL AND EASTERN EUROPE, MIDDLE EAST AND AFRICA ..........       167        187        (11)
                                                                        -------    -------
  Other .............................................................       (16)       (26)        38
                                                                        -------    -------
  TOTAL EMERGING MARKETS ............................................   $   632    $   711        (11)
=====================================================================================================
  GLOBAL WEALTH MANAGEMENT
  Private Client ....................................................   $   198    $   197          1
  Citigroup Asset Management ........................................        94         79         19
  The Citigroup Private Bank ........................................       112         95         18
  Travelers Life and Annuity ........................................       200        210         (5)
  Global Consumer Investment Products ...............................       179        165          8
                                                                        -------    -------
  Total Global Wealth Management ....................................   $   783    $   746          5
=====================================================================================================
  GLOBAL CARDS
  North America .....................................................   $   520    $   472         10
  International .....................................................       144        126         14
                                                                        -------    -------
  TOTAL GLOBAL CARDS ................................................   $   664    $   598         11
=====================================================================================================
  GLOBAL CONSUMER FINANCE
  North America .....................................................   $   320    $   220         45
  International .....................................................       243        188         29
                                                                        -------    -------
  TOTAL GLOBAL CONSUMER FINANCE .....................................   $   563    $   408         38
=====================================================================================================

================================================================================

CITIGROUP SEGMENT REVENUE                                                  FIRST QUARTER
                                                                        ------------------
(In Millions of Dollars)                                                  2002       2001    % Change
-----------------------------------------------------------------------------------------------------
  GLOBAL CONSUMER
    Citibanking North America .......................................   $   768    $   615         25
    Mortgage Banking ................................................       299        239         25
    North America Cards .............................................     3,438      3,012         14
    CitiFinancial ...................................................     1,479      1,330         11
    Primerica Financial Services ....................................       512        490          4
                                                                        -------    -------
  North America .....................................................     6,496      5,686         14
                                                                        -------    -------
    Western Europe ..................................................       682        626          9
    Japan ...........................................................       826        835         (1)
                                                                        -------    -------
    Developed Markets Consumer Banking ..............................     8,004      7,147         12
                                                                        -------    -------
      Mexico ........................................................     1,085        153         NM
      Other Emerging Markets Consumer Banking .......................     1,094      1,142         (4)
                                                                        -------    -------
    Emerging Markets Consumer Banking ...............................     2,179      1,295         68
                                                                        -------    -------
  e-Consumer ........................................................        40         47        (15)
  Other Consumer ....................................................        (3)        (5)        40
                                                                        -------    -------
  TOTAL GLOBAL CONSUMER .............................................    10,220      8,484         20
                                                                        -------    -------

  GLOBAL CORPORATE
    Corporate Finance ...............................................     3,566      4,131        (14)
    Private Client ..................................................     1,479      1,551         (5)
                                                                        -------    -------
  Corporate and Investment Bank .....................................     5,045      5,682        (11)
  Emerging Markets Corporate Banking and Global Transaction Services      1,605      1,798        (11)
                                                                        -------    -------
  TOTAL GLOBAL CORPORATE ............................................     6,650      7,480        (11)
                                                                        -------    -------

  GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING
  Travelers Life and Annuity ........................................       888      1,130        (21)
  The Citigroup Private Bank ........................................       423        392          8
  Citigroup Asset Management ........................................       425        444         (4)
                                                                        -------    -------
  TOTAL GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING ............     1,736      1,966        (12)
                                                                        -------    -------

  PROPERTY AND CASUALTY (EXCL. PORTFOLIO REALIZED G/L)
  Personal Lines ....................................................     1,146      1,080          6
  Commercial Lines ..................................................     2,011      1,970          2
  Interest and Other ................................................        11        (32)        NM
                                                                        -------    -------
  TOTAL TRAVELERS PROPERTY AND CASUALTY .............................     3,168      3,018          5
                                                                        -------    -------

  INVESTMENT ACTIVITIES .............................................       146        233        (37)

  CORPORATE / OTHER .................................................        96       (134)        NM
                                                                        -------    -------

  TOTAL ADJUSTED REVENUE ............................................    22,016     21,047          5
                                                                        =======    =======

  NM  Not meaningful
================================================================================

CITIGROUP -- QUARTERLY FINANCIAL DATA SUPPLEMENT

                                                                                                 PAGE NUMBER
                                                                                               ---------------
    CITIGROUP CONSOLIDATED
          Financial Summary                                                                            1
          Segment Net Revenues                                                                         2
          Segment Core Income                                                                          3

    SEGMENT DETAIL
          GLOBAL CONSUMER:

             NORTH AMERICA
             Citibanking North America                                                                 4
             Mortgage Banking                                                                          5
             North America Cards                                                                       6
             CitiFinancial                                                                             7
             Primerica Financial Services                                                              8

             INTERNATIONAL
             Western Europe                                                                            9
             Japan                                                                                    10
             Asia                                                                                     11
             Mexico                                                                                   12
             Latin America                                                                            13
             Central & Eastern Europe, Middle East & Africa                                           14

          GLOBAL CORPORATE:
             Corporate and Investment Bank                                                            15
             Salomon Smith Barney                                                                     16
             Emerging Markets Corporate Banking and Global Transaction Services                       17

          GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING:
             Travelers Life and Annuity                                                               18
             The Citigroup Private Bank                                                               19
             Citigroup Asset Management                                                               20

          PROPERTY AND CASUALTY:
             Personal Lines                                                                           21
             Commercial Lines                                                                         22

          INVESTMENT ACTIVITIES                                                                       23

    CITIGROUP SUPPLEMENTAL DETAIL
          Consolidated Statement of Income                                                            24
          Earnings Analysis - Managed Basis                                                           25
          Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios                             26
          Details of Credit Loss Experience                                                           27
          Cash Basis and Renegotiated Loans, Other Real Estate Owned and Other Repossessed Assets     28
          Insurance Investment Portfolio                                                              29
          Global Cards                                                                                30
          Global Consumer Finance                                                                     31
          Global Corporate - Supplemental Product and Regional Results                                32
          Citigroup Emerging Markets                                                                  33
          Global Wealth Management                                                                    34

    CITICORP SUPPLEMENTAL DATA                                                                        35

CITIGROUP -- FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)

  CITIGROUP, THE PREEMINENT GLOBAL FINANCIAL SERVICES COMPANY WITH 193 MILLION CUSTOMER ACCOUNTS IN MORE THAN 100 COUNTRIES, PROVIDES CONSUMERS, CORPORATIONS,
    GOVERNMENTS AND INSTITUTIONS A COMPLETE RANGE OF FINANCIAL PRODUCTS AND
                                    SERVICES.

                                                                                  1Q          2Q          3Q          4Q
                                                                                 2001        2001        2001        2001
                                                                               ---------   ---------   ---------   ---------
    CORE INCOME                                                                $   3,660   $   3,785   $   3,262   $   3,862
    Restructuring - Related Items                                                    (80)       (133)        (85)         13
    Gain on Sale of Stock by Subsidiary                                                -           -           -           -
    Cumulative Effect of Accounting Changes                                          (42)       (116)          -           -
                                                                               ---------   ---------   ---------   ---------
    NET INCOME                                                                 $   3,538   $   3,536   $   3,177   $   3,875
                                                                               =========   =========   =========   =========

    BASIC EARNINGS PER SHARE:
    CORE INCOME                                                                $    0.73   $    0.75   $    0.64   $    0.75
                                                                               =========   =========   =========   =========
    NET INCOME                                                                 $    0.70   $    0.70   $    0.62   $    0.75
                                                                               =========   =========   =========   =========

    WEIGHTED AVERAGE COMMON SHARES
         APPLICABLE TO BASIC EPS                                                 4,984.7     4,979.6     5,060.8     5,101.8
                                                                               =========   =========   =========   =========
    PREFERRED DIVIDENDS - BASIC                                                $      28   $      28   $      28   $      26
                                                                               =========   =========   =========   =========

    DILUTED EARNINGS PER SHARE:
    CORE INCOME                                                                $    0.71   $    0.74   $    0.63   $    0.74
                                                                               =========   =========   =========   =========
    NET INCOME                                                                 $    0.69   $    0.69   $    0.61   $    0.74
                                                                               =========   =========   =========   =========

    ADJUSTED WEIGHTED AVERAGE COMMON SHARES
         APPLICABLE TO DILUTED EPS                                               5,110.0     5,100.0     5,169.0     5,209.1
                                                                               =========   =========   =========   =========
    PREFERRED DIVIDENDS - DILUTED                                              $      28   $      28   $      28   $      26
                                                                               =========   =========   =========   =========

    COMMON SHARES OUTSTANDING, AT PERIOD END                                     5,033.7     5,026.1     5,144.2     5,148.7
                                                                               =========   =========   =========   =========

    TIER 1 CAPITAL RATIO                                                            8.56%       8.82%       8.20%       8.42%
                                                                               =========   =========   =========   =========
    TOTAL CAPITAL RATIO                                                            11.31%      11.49%      10.77%      10.92%
                                                                               =========   =========   =========   =========
    LEVERAGE RATIO                                                                  6.10%       6.17%       5.65%       5.64%
                                                                               =========   =========   =========   =========

    TOTAL ASSETS, AT PERIOD END (IN BILLIONS)                                  $   944.3   $   953.4   $ 1,068.2   $ 1,051.5
                                                                               =========   =========   =========   =========
    STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)                          $    68.7   $    70.5   $    78.4   $    81.2
                                                                               =========   =========   =========   =========
    STOCKHOLDERS' EQUITY AND TRUST SECURITIES, AT PERIOD END (IN BILLIONS)     $    73.6   $    75.1   $    85.5   $    88.4
                                                                               =========   =========   =========   =========

    BOOK VALUE PER SHARE, AT PERIOD END                                        $   13.29   $   13.68   $   14.90   $   15.47
                                                                               =========   =========   =========   =========

    RETURN ON COMMON EQUITY (NET INCOME)                                            21.7%       20.9%       17.1%       19.5%
                                                                               =========   =========   =========   =========
    RETURN ON COMMON EQUITY (CORE INCOME)                                           22.5%       22.4%       17.5%       19.4%
                                                                               =========   =========   =========   =========

                                                                                              1Q 2002 VS.
                                                                                   1Q      1Q 2001 INCREASE/
                                                                                  2002         (DECREASE)
                                                                               ---------   -----------------
    CORE INCOME                                                                $   3,859            5%
    Restructuring -Related Items                                                     (30)
    Gain on Sale of Stock by Subsidiary                                            1,061
    Cumulative Effect of Accounting Changes                                          (47)
                                                                               ---------
    NET INCOME                                                                 $   4,843           37%
                                                                               =========

    BASIC EARNINGS PER SHARE:
    CORE INCOME                                                                $    0.75            3%
                                                                               =========
    NET INCOME                                                                 $    0.94           34%
                                                                               =========

    WEIGHTED AVERAGE COMMON SHARES
         APPLICABLE TO BASIC EPS                                                 5,110.5
                                                                               =========
    PREFERRED DIVIDENDS - BASIC                                                $      21
                                                                               =========

    DILUTED EARNINGS PER SHARE:
    CORE INCOME                                                                $    0.74            4%
                                                                               =========
    NET INCOME                                                                 $    0.93           35%
                                                                               =========

    ADJUSTED WEIGHTED AVERAGE COMMON SHARES
         APPLICABLE TO DILUTED EPS                                               5,209.8
                                                                               =========
    PREFERRED DIVIDENDS - DILUTED                                              $      21
                                                                               =========

    COMMON SHARES OUTSTANDING, AT PERIOD END                                     5,165.4
                                                                               =========

    TIER 1 CAPITAL RATIO                                                             9.1%*
                                                                               =========
    TOTAL CAPITAL RATIO                                                             11.6%*
                                                                               =========
    LEVERAGE RATIO                                                                   6.0%*
                                                                               =========

    TOTAL ASSETS, AT PERIOD END (IN BILLIONS)                                  $   1,058*
                                                                               =========
    STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)                          $    83.4*
                                                                               =========
    STOCKHOLDERS' EQUITY AND TRUST SECURITIES, AT PERIOD END (IN BILLIONS)     $    90.1*
                                                                               =========

    BOOK VALUE PER SHARE, AT PERIOD END                                        $   16.15*
                                                                               =========

    RETURN ON COMMON EQUITY (NET INCOME)                                            24.0%*
                                                                               =========
    RETURN ON COMMON EQUITY (CORE INCOME)                                           19.1%*
                                                                               =========

    * Preliminary

CITIGROUP -- SEGMENT NET REVENUES
(In millions of dollars)

                                                                                                                        1Q 2002 VS.
                                                                                                                          1Q 2001
                                                                      1Q         2Q         3Q         4Q         1Q     INCREASE/
                                                                     2001       2001       2001       2001       2002   (DECREASE)
                                                                   --------   --------   --------   --------   -------- -----------
GLOBAL CONSUMER:
NORTH AMERICA:
    Citibanking North America                                      $    615   $    666   $    716   $    730   $    768     25%
    Mortgage Banking                                                    239        265        257        261        299     25%
    North America Cards                                               3,012      3,085      3,340      3,548      3,438     14%
    CitiFinancial                                                     1,330      1,346      1,430      1,405      1,479     11%
    Primerica Financial Services                                        490        497        493        499        512      4%
                                                                   --------   --------   --------   --------   --------
       Total North America                                            5,686      5,859      6,236      6,443      6,496     14%
                                                                   --------   --------   --------   --------   --------

INTERNATIONAL
    Western Europe                                                      626        611        660        680        682      9%
    Japan                                                               835        837        880        880        826     (1)%
    Asia                                                                540        537        555        571        562      4%
    Mexico (1)                                                          153        165        681      1,127      1,085     NM
    Latin America                                                       472        464        494        179        383    (19)%
    Central & Eastern Europe, Middle East and Africa                    130        135        140        143        149     15%
                                                                   --------   --------   --------   --------   --------
    Total Emerging Markets Consumer Banking                           1,295      1,301      1,870      2,020      2,179     68%
                                                                   --------   --------   --------   --------   --------
       Total International                                            2,756      2,749      3,410      3,580      3,687     34%

e-Consumer                                                               47         35         54         41         40    (15)%

OTHER                                                                    (5)        85         49         14         (3)    40%
                                                                   --------   --------   --------   --------   --------
    TOTAL GLOBAL CONSUMER                                             8,484      8,728      9,749     10,078     10,220     20%
                                                                   --------   --------   --------   --------   --------

GLOBAL CORPORATE:

    Corporate Finance                                                 4,131      3,181      2,889      3,256      3,566    (14)%
    Private Client                                                    1,551      1,510      1,449      1,436      1,479     (5)%
                                                                   --------   --------   --------   --------   --------
Corporate and Investment Bank                                         5,682      4,691      4,338      4,692      5,045    (11)%

Emerging Markets Corporate Banking and Global Transaction Services    1,798      1,768      1,699      1,648      1,605    (11)%
                                                                   --------   --------   --------   --------   --------
    TOTAL GLOBAL CORPORATE                                            7,480      6,459      6,037      6,340      6,650    (11)%
                                                                   --------   --------   --------   --------   --------

GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING:
Travelers Life and Annuity                                            1,130        975        875      1,108        888    (21)%
The Citigroup Private Bank                                              392        376        366        408        423      8%
Citigroup Asset Management                                              444        420        426        414        425     (4)%
                                                                   --------   --------   --------   --------   --------
    TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING              1,966      1,771      1,667      1,930      1,736    (12)%
                                                                   --------   --------   --------   --------   --------

PROPERTY AND CASUALTY (EXCL. REALIZED PORTFOLIO G/L)
Personal Lines                                                        1,080      1,106      1,132      1,146      1,146      6%
Commercial Lines                                                      1,970      2,018      1,977      1,998      2,011      2%
Interest and Other                                                      (32)       (21)       (11)         8         11     NM
                                                                   --------   --------   --------   --------   --------
    TOTAL PROPERTY AND CASUALTY                                       3,018      3,103      3,098      3,152      3,168      5%
                                                                   --------   --------   --------   --------   --------

CORPORATE / OTHER                                                      (134)      (106)       (91)        (9)        96     NM

INVESTMENT ACTIVITIES                                                   233        360       (166)       478        146    (37)%

=======================================================================================================================
TOTAL ADJUSTED NET REVENUES                                        $ 21,047   $ 20,315   $ 20,294   $ 21,969   $ 22,016      5%
=======================================================================================================================

SUPPLEMENTAL INFORMATION:

CITIGROUP EMERGING MARKETS - EXCL. INVESTMENT ACTIVITIES           $  3,110   $  3,078   $  3,547   $  3,749   $  3,851     24%
GLOBAL WEALTH MANAGEMENT                                           $  4,231   $  3,981   $  3,944   $  4,216   $  4,051     (4)%
GLOBAL CARDS                                                       $  3,604   $  3,674   $  4,036   $  4,306   $  4,132     15%
GLOBAL CONSUMER FINANCE                                            $  2,200   $  2,238   $  2,374   $  2,369   $  2,376      8%

(1) Comprises both Consumer and Corporate operations in Mexico, including the results of Banamex (excluding Investment Activities) from August 2001 forward.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP -- SEGMENT CORE INCOME
(In millions of dollars)

                                                                                                                        1Q 2002 VS.
                                                                                                                          1Q 2001
                                                                      1Q         2Q         3Q         4Q         1Q     INCREASE/
                                                                     2001       2001       2001       2001       2002   (DECREASE)
                                                                   --------   --------   --------   --------   -------- -----------
GLOBAL CONSUMER:
NORTH AMERICA:
    Citibanking North America                                      $   149    $   146    $   152    $   169    $   183      23%
    Mortgage Banking                                                    75         86         90         92         93      24%
    North America Cards                                                472        448        566        623        520      10%
    CitiFinancial                                                      220        275        317        293        320      45%
    Primerica Financial Services                                       125        128        125        134        128       2%
                                                                   -------    -------    -------    -------    -------
       Total North America                                           1,041      1,083      1,250      1,311      1,244      20%
                                                                   -------    -------    -------    -------    -------

INTERNATIONAL
    Western Europe                                                     112        111        129        142        155      38%
    Japan                                                              205        242        258        257        238      16%
    Asia                                                               147        145        160        158        149       1%
    Mexico (1)                                                           4         12        123        209        280      NM
    Latin America                                                       68         74         74        (83)       (89)     NM
    Central & Eastern Europe, Middle East and Africa                    18         21         24         26         24      33%
                                                                   -------    -------    -------    -------    -------
    Total Emerging Markets Consumer Banking                            237        252        381        310        364      54%
                                                                   -------    -------    -------    -------    -------
       Total International                                             554        605        768        709        757      37%

e-Consumer                                                             (24)       (22)       (15)       (18)       (20)     17%

OTHER                                                                  (17)        (8)        (9)       (35)       (29)    (71)%
                                                                   -------    -------    -------    -------    -------
    TOTAL GLOBAL CONSUMER                                            1,554      1,658      1,994      1,967      1,952      26%
                                                                   -------    -------    -------    -------    -------

GLOBAL CORPORATE:

    Corporate Finance                                                  826        718        684        511        789      (4)%
    Private Client                                                     197        208        181        192        198       1%
                                                                   -------    -------    -------    -------    -------
Corporate and Investment Bank                                        1,023        926        865        703        987      (4)%

Emerging Markets Corporate Banking and Global Transaction Services     421        434        426        343        195     (54)%
                                                                   -------    -------    -------    -------    -------
    TOTAL GLOBAL CORPORATE                                           1,444      1,360      1,291      1,046      1,182     (18)%
                                                                   -------    -------    -------    -------    -------

GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING:
Travelers Life and Annuity                                             210        231        178        202        200      (5)%
The Citigroup Private Bank                                              95         92         91         94        112      18%
Citigroup Asset Management                                              79         73         82         89         94      19%
                                                                   -------    -------    -------    -------    -------
    TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING               384        396        351        385        406       6%
                                                                   -------    -------    -------    -------    -------

PROPERTY AND CASUALTY (EXCL. REALIZED PORTFOLIO G/L)
Personal Lines                                                          87         39         29         53         65     (25)%
Commercial Lines                                                       278        286       (136)       263        261      (6)%
Interest and Other                                                     (23)       (14)        (8)        (2)         1      NM
                                                                   -------    -------    -------    -------    -------
    TOTAL PROPERTY AND CASUALTY                                        342        311       (115)       314        327      (4)%
                                                                   -------    -------    -------    -------    -------

CORPORATE / OTHER                                                     (196)      (180)      (137)      (129)       (78)     60%

INVESTMENT ACTIVITIES                                                  132        240       (122)       279         70     (47)%

======================================================================================================================
TOTAL CORE INCOME                                                  $ 3,660    $ 3,785    $ 3,262    $ 3,862    $ 3,859       5%
======================================================================================================================

SUPPLEMENTAL INFORMATION:

CITIGROUP EMERGING MARKETS - EXCL. INVESTMENT ACTIVITIES           $   711    $   774    $   795    $   772    $   632     (11)%
GLOBAL WEALTH MANAGEMENT                                           $   746    $   760    $   719    $   749    $   783       5%
GLOBAL CARDS                                                       $   598    $   565    $   723    $   803    $   664      11%
GLOBAL CONSUMER FINANCE                                            $   408    $   502    $   564    $   547    $   563      38%

(1) Comprises both Consumer and Corporate operations in Mexico, including the results of Banamex (excluding Investment Activities) from August 2001 forward.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - NORTH AMERICA
CITIBANKING NORTH AMERICA (1)
(In millions of dollars)

                                                                                                                       1Q 2002 VS.
                                                                                                                         1Q 2001
                                                                  1Q         2Q         3Q         4Q         1Q        INCREASE/
                                                                 2001       2001       2001       2001       2002       (DECREASE)
                                                               --------   --------   --------   --------   --------    -----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                        $    615   $    666   $    716   $    730   $    768         25%
Adjusted Operating Expenses                                         368        418        442        435        453         23%
Provision for Credit Losses                                           7         13         28         22         24         NM
                                                               --------   --------   --------   --------   --------
Core Income Before Taxes                                            240        235        246        273        291         21%
Income Taxes                                                         91         89         94        104        108         19%
                                                               --------   --------   --------   --------   --------
CORE INCOME                                                    $    149   $    146   $    152   $    169   $    183         23%
                                                               ========   ========   ========   ========   ========
Average Assets (in billions of dollars)                        $      9   $     10   $     18   $     17   $     16         78%
                                                               ========   ========   ========   ========   ========
Return on Assets                                                   6.71%      5.86%      3.35%      3.94%      4.64%
                                                               ========   ========   ========   ========   ========

Average Loans (in billions of dollars)                         $    7.4   $    7.4   $   12.0   $   12.2   $   12.0         62%
Average Customer Deposits (in billions of dollars)             $   47.9   $   48.1   $   56.0   $   57.5   $   59.0         23%
EOP Accounts (in millions)                                          6.7        6.8        7.8        7.7        7.7         15%

Non-Interest Revenue as % of Total Revenues                        22.3%      29.4%      20.9%      26.4%      21.9%

Net Credit Loss Ratio                                              0.80%      0.97%      1.09%      0.97%      0.90%

Loans 90+Days Past Due:
    In millions of dollars                                     $     41   $     41   $     85   $     96   $     85         NM
    %                                                              0.56%      0.55%      0.65%      0.78%      0.71%

Proprietary Mutual Funds / UIT                                 $    331   $    255   $    251   $    229   $    280        (15)%
Proprietary Money Market Funds                                      958        722        339        278        217        (77)%
                                                               --------   --------   --------   --------   --------
Total Proprietary Funds                                           1,289        977        590        507        497        (61)%
Third Party Funds                                                   420        294        392        460        344        (18)%
                                                               --------   --------   --------   --------   --------
Mutual Fund / UIT Sales at NAV (in millions of dollars)        $  1,709   $  1,271   $    982   $    967   $    841        (51)%
                                                               ========   ========   ========   ========   ========

Variable Annuity Premiums & Deposits (in millions of dollars)  $    304   $    302   $    316   $    372   $    367         21%

Branches                                                            368        368        446        445        445         21%
ATM-only locations                                                  153        156        162        165        165          8%
Proprietary ATMs                                                  2,048      2,043      2,174      2,175      2,167          6%

(1) Includes the results of The European American Bank from July 2001 forward.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - NORTH AMERICA
MORTGAGE BANKING (1)
(In millions of dollars)

                                                                                                                        1Q 2002 VS.
                                                                                                                          1Q 2001
                                                                  1Q         2Q         3Q         4Q         1Q         INCREASE/
                                                                 2001       2001       2001       2001       2002       (DECREASE)
                                                               --------   --------   --------   --------   --------    -----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                        $    239   $    265   $    257   $    261   $    299         25%
Adjusted Operating Expenses                                         109        116        104        102        115          6%
Provision for Credit Losses                                           -         (3)        (4)        (5)        16          -
                                                               --------   --------   --------   --------   --------
Core Income Before Taxes and Minority Interest                      130        152        157        164        168         29%
Income Taxes                                                         50         59         61         63         65         30%
Minority Interest, Net of Tax                                         5          7          6          9         10        100%
                                                               --------   --------   --------   --------   --------
CORE INCOME                                                    $     75   $     86   $     90   $     92   $     93         24%
                                                               ========   ========   ========   ========   ========
Average Assets (in billions of dollars)                        $     47   $     48   $     47   $     48   $     49          4%
                                                               ========   ========   ========   ========   ========
Return on Assets                                                   0.65%      0.72%      0.76%      0.76%      0.77%
                                                               ========   ========   ========   ========   ========

EOP ACCOUNTS OWNED AND SERVICED (IN MILLIONS):
Student Loans                                                       3.5        3.5        3.7        3.8        3.8          9%
Mortgages                                                           0.9        0.9        0.9        0.9        1.0         11%
Consumer Finance                                                    0.1        0.1        0.1        0.1        0.1          -
                                                               --------   --------   --------   --------   --------
   Total                                                            4.5        4.5        4.7        4.8        4.9          9%
                                                               ========   ========   ========   ========   ========

OWNED AND SERVICED AVERAGE LOANS (IN BILLION OF DOLLARS):
Mortgages (2)                                                  $   26.8   $   27.3   $   25.8   $   25.3   $   26.2         (2)%
Student Loans                                                      16.8       17.2       17.6       18.3       19.2         14%
Consumer Finance                                                    1.0        1.2        1.4        1.6        1.8         80%
                                                               --------   --------   --------   --------   --------
   Average Loans - On Balance Sheet                                44.6       45.7       44.8       45.2       47.2          6%
Other Serviced Loans                                               64.2       66.0       69.6       70.1       68.7          7%
                                                               --------   --------   --------   --------   --------
   Total                                                       $  108.8   $  111.7   $  114.4   $  115.3   $ 115.9           7%
                                                               ========   ========   ========   ========   ========

Mortgage Originations (in billions of dollars)                 $    5.9   $    8.8   $    8.1   $    9.5   $   10.7         81%
Student Loan Originations                                      $    1.5   $    0.5   $    1.2   $    1.2   $    1.5          -
Consumer Finance Originations                                  $    0.3   $    0.4   $    0.5   $    0.6   $    0.5         67%

Net Credit Loss Ratio                                              0.06%      0.08%      0.10%      0.12%      0.14%

Loans 90+ Days Past Due:
   In millions of dollars                                      $    957   $  1,191   $  1,204   $  1,157   $  1,344         40%
   %                                                               2.12%      2.61%      2.74%      2.53%      2.87%

(1) Includes Student Loans.
(2) Includes loans held for sale.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - NORTH AMERICA
NORTH AMERICA CARDS (1)
(In millions of dollars)

                                                                                                                        1Q 2002 VS.
                                                                                                                          1Q 2001
                                                                  1Q         2Q         3Q         4Q         1Q         INCREASE/
                                                                 2001       2001       2001       2001       2002       (DECREASE)
                                                               --------   --------   --------   --------   --------    -----------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                     $  3,012   $  3,085   $  3,340   $  3,548   $  3,438         14%
Adjusted Operating Expenses                                       1,040      1,002      1,002      1,019        953         (8)%
Adjusted Provision for Credit Losses                              1,221      1,371      1,434      1,567      1,659         36%
                                                               --------   --------   --------   --------   --------
Core Income Before Taxes                                            751        712        904        962        826         10%
Income Taxes                                                        279        264        338        339        306         10%
                                                               --------   --------   --------   --------   --------
CORE INCOME                                                    $    472   $    448   $    566   $    623   $    520         10%
                                                               ========   ========   ========   ========   ========
Managed Average Assets (in billions of dollars)                $    106   $    106   $    109   $    110   $    110          4%
                                                               ========   ========   ========   ========   ========
Return on Managed Assets                                           1.81%      1.70%      2.06%      2.25%      1.92%
                                                               ========   ========   ========   ========   ========
CITI CARDS DATA (2):
(in billions of dollars)

Net Interest Revenue (in millions of dollars) (3)              $  2,379   $  2,421   $  2,696   $  2,904   $  2,767         16%
% of Average Managed Loans                                         9.63%      9.65%     10.38%     11.04%     10.77%

Risk Adjusted Revenue (in millions of dollars) (4)             $  1,716   $  1,613   $  1,838   $  1,909   $  1,705         (1)%
% of Average Managed Loans                                         6.95%      6.43%      7.08%      7.25%      6.64%

Adjusted Operating Expenses as % of Average Managed Loans          3.93%      3.73%      3.61%      3.50%      3.48%

End of Period Managed Receivables                              $  100.5   $  103.9   $  105.6   $  108.9   $  105.4          5%
Total EOP Open Accounts (in millions)                              93.2       94.1       93.4       92.9       91.6         (2)%
Total Sales                                                    $   51.2   $   55.6   $   55.0   $   56.7   $   50.8         (1)%

END OF PERIOD LOANS:
    On Balance Sheet                                           $   32.6   $   32.6   $   33.0   $   34.2   $   31.8         (2)%
    Securitized                                                    60.1       61.4       65.2       67.0       65.9         10%
    Held for Sale                                                   7.0        9.0        6.5        6.5        6.5         (7)%
                                                               --------   --------   --------   --------   --------
       Total                                                   $   99.7   $  103.0   $  104.7   $  107.7   $  104.2          5%
                                                               ========   ========   ========   ========   ========
AVERAGE LOANS:
    On Balance Sheet                                           $   34.7   $   33.5   $   33.5   $   33.0   $   30.9        (11)%
    Securitized                                                    58.5       59.7       61.3       64.9       66.8         14%
    Held for Sale                                                   7.0        7.4        8.2        6.5        6.5         (7)%
                                                               --------   --------   --------   --------   --------
       Total                                                   $  100.2   $  100.6   $  103.0   $  104.4   $  104.2          4%
                                                               ========   ========   ========   ========   ========
NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
    On Balance Sheet                                           $    465   $    481   $    541   $    615   $    633         36%
    Securitized                                                     668        812        790        870        935         40%
    Held for Sale                                                    63         90         92         69         78         24%
                                                               --------   --------   --------   --------   --------
       Total                                                   $  1,196   $  1,383   $  1,423   $  1,554   $  1,646         38%
                                                               ========   ========   ========   ========   ========

Coincident Net Credit Loss Ratio                                   4.84%      5.51%      5.48%      5.91%      6.41%

12 Month Lagged Net Credit Loss Ratio                              5.72%      6.29%      5.96%      6.23%      6.66%

LOANS 90+ DAYS PAST DUE:
    In millions of dollars                                     $  1,836   $  1,775   $  1,908   $  2,135   $  2,266         23%
    %                                                              1.84%      1.72%      1.82%      1.98%      2.17%

(1) Includes Citi Cards (bankcards and private-label cards) and Diners Club.
(2) Excludes Diners Club
(3) Includes delinquency and other risk-based charges.
(4) Risk Adjusted Revenue is adjusted revenues less managed net credit losses. NM Not meaningful
Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - NORTH AMERICA
CITIFINANCIAL
(In millions of dollars)

                                                                                                                        1Q 2002 VS.
                                                                                                                          1Q 2001
                                                                  1Q         2Q         3Q         4Q         1Q         INCREASE/
                                                                 2001       2001       2001       2001       2002       (DECREASE)
                                                               --------   --------   --------   --------   --------    -----------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE*                    $  1,330   $  1,346   $  1,430   $  1,405   $  1,479         11%
Adjusted Operating Expenses                                         569        502        492        443        475        (17)%
Adjusted Provision for Benefits, Claims, and Credit Losses          408        412        431        495        500         23%
                                                               --------   --------   --------   --------   --------
Core Income Before Taxes                                            353        432        507        467        504         43%
Income Taxes                                                        133        157        190        174        184         38%
                                                               --------   --------   --------   --------   --------
CORE INCOME                                                    $    220   $    275   $    317   $    293   $    320         45%
                                                               ========   ========   ========   ========   ========
Average Assets (in billions of dollars)                        $     64   $     66   $     67   $     67   $     68          6%
                                                               ========   ========   ========   ========   ========
Return on Assets                                                   1.39%      1.67%      1.88%      1.73%      1.91%
                                                               ========   ========   ========   ========   ========

AVERAGE NET RECEIVABLES (IN BILLIONS OF DOLLARS):
    Real estate secured loans - Other                          $   34.5   $   34.2   $   34.1   $   33.9   $   33.3         (3)%
    Real estate secured loans - PFS Sourced                         5.4        6.1        6.8        7.5        8.2         52%
    Personal loans                                                  9.7        9.7        9.6        9.6        9.6         (1)%

    Auto                                                            3.5        4.1        4.6        5.1        5.4         54%
    Sales finance and other                                         2.6        2.4        2.6        2.6        2.7          4%
                                                               --------   --------   --------   --------   --------
       Total                                                   $   55.7   $   56.5   $   57.7   $   58.7   $   59.2          6%
                                                               ========   ========   ========   ========   ========

Number of offices                                                 2,430      2,336      2,320      2,221      2,199        (10)%

Average yield                                                     13.87%     13.65%     13.30%     12.95%     13.07%
Average net interest margin                                        7.76%      7.98%      8.09%      8.13%      8.41%
Net credit loss ratio                                              2.50%      2.46%      2.45%      3.06%      2.97%

Loans 90+ Days Past Due:
    In millions of dollars                                     $  1,580   $  1,751   $  1,898   $  1,991   $  1,969         25%
    %                                                              2.82%      3.07%      3.25%      3.38%      3.30%

* Excludes realized gains / (losses) on investments.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - NORTH AMERICA
PRIMERICA FINANCIAL SERVICES
(In millions of dollars)

                                                                                                                      1Q 2002 VS.
                                                   1Q            2Q            3Q            4Q           1Q       1Q 2001 INCREASE/
                                                  2001          2001          2001          2001         2002          (DECREASE)
                                               ----------   -----------   -----------   -----------   ----------    ----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE*       $      490   $       497   $       493   $       499   $      512            4%
Adjusted Operating Expenses                           169           172           171           171          181            7%
Provision for Benefits and Claims                     128           127           129           122          134            5%
                                               ----------   -----------   -----------   -----------   ----------
Core Income Before Taxes                              193           198           193           206          197            2%
Income Taxes                                           68            70            68            72           69            1%
                                               ----------   -----------   -----------   -----------   ----------
CORE INCOME                                    $      125   $       128   $       125   $       134   $      128            2%
                                               ==========   ===========   ===========   ===========   ==========

LIFE INSURANCE
Face value (in billions) of:
  Life insurance issued                        $     16.3   $      18.6   $      17.6   $      19.0   $     18.3           12%
  Life insurance in force                      $    415.4   $     422.9   $     427.7   $     434.8   $    441.3            6%

Annualized issued premiums                     $     47.4   $      53.7   $      50.9   $      53.8   $     51.8            9%
Direct premiums                                $    340.4   $     346.9   $     348.1   $     352.2   $    356.1            5%
Earned premiums                                $    284.0   $     285.2   $     287.1   $     288.9   $    293.6            3%

OTHER PRODUCTS
Mutual fund sales at NAV:
    Proprietary                                $    479.9   $     509.1   $     496.7   $     491.0   $    535.0           11%
    Other funds                                     330.1         259.1         195.4         197.6        226.0          (32%)
                                               ----------   -----------   -----------   -----------   ----------
       Total U.S. mutual fund sales                 810.0         768.2         692.1         688.6        761.0           (6%)
    Mutual fund sales - Canada                      183.8         100.1          84.4          81.6        175.8           (4%)
                                               ----------   -----------   -----------   -----------   ----------
       Total mutual fund sales                 $    993.8   $     868.3   $     776.5   $     770.2   $    936.8           (6%)
                                               ==========   ===========   ===========   ===========   ==========

Cash advanced on $.M.A.R.T. and $.A.F.E.
  loans (1)                                    $    694.5   $   1,091.9   $   1,006.1   $   1,077.3   $  1,253.8           81%

Variable annuity net written premiums and
  deposits                                     $    247.6   $     237.1   $     222.1   $     217.2   $    224.9           (9%)

AGENTS LICENSED FOR:

    Life insurance                                 88,907        93,998        93,156        95,679       98,272           11%
    Mutual funds                                   27,671        28,766        29,653        30,305       30,052            9%
    $.M.A.R.T. / $.A.F.E. loans                   125,450       133,200       143,738       149,127      160,101           28%
    Variable annuities                             18,665        19,642        20,179        20,613       21,224           14%
    Long term care                                 10,869        11,319        12,010        12,724       13,234           22%
    Home  &  auto insurance                        11,275        12,834        12,473        11,738       11,497            2%

Financial Needs Analyses submitted                114,991       122,009       119,093       114,287      109,473           (5%)

(1) The $.M.A.R.T. and $.A.F.E. loan products are marketed by PFS; the receivables are reflected in the assets of CitiFinancial.

* Excludes realized gains / (losses) on investments.

GLOBAL CONSUMER - INTERNATIONAL
WESTERN EUROPE
(In millions of dollars)

                                                                                                                      1Q 2002 VS.
                                                   1Q           2Q             3Q          4Q             1Q       1Q 2001 INCREASE/
                                                  2001         2001           2001        2001           2002         (DECREASE)
                                               ----------   -----------   -----------   -----------   ----------   -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE        $      626   $       611   $       660   $       680   $      682            9%
Adjusted Operating Expenses                           350           333           353           358          352            1%
Provision for Benefits, Claims, and Credit
  Losses                                               99           101           106           108           99            -
                                               ----------   -----------   -----------   -----------   ----------
Core Income Before Taxes                              177           177           201           214          231           31%
Income Taxes                                           65            66            72            72           76           17%
                                               ----------   -----------   -----------   -----------   ----------
CORE INCOME                                    $      112   $       111   $       129   $       142   $      155           38%
                                               ==========   ===========   ===========   ===========   ==========
Average Assets (in billions of dollars)        $       23   $        22   $        23   $        24   $       24            4%
                                               ==========   ===========   ===========   ===========   ==========
Return on Assets                                     1.97%         2.02%         2.23%         2.35%        2.62%
                                               ==========   ===========   ===========   ===========   ==========

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Cards                                          $      2.0   $       2.2   $       2.3   $       2.4   $      2.5           25%
Mortgages                                             2.4           2.4           2.8           3.0          3.2           33%
Auto                                                  1.8           1.8           2.0           2.0          1.9            6%
Personal                                             10.9          10.5          11.3          11.4         11.3            4%
Other                                                 1.2           1.3           1.4           1.2          0.8          (33%)
                                               ----------   -----------   -----------   -----------   ----------
    Total                                      $     18.3   $      18.2   $      19.8   $      20.0   $     19.7            8%
                                               ==========   ===========   ===========   ===========   ==========

Average Customer Deposits (in billions of
  dollars)                                     $     12.9   $      13.0   $      13.6   $      13.7   $     13.0            1%

EOP Accounts (in millions)                           10.4          10.7          10.7          10.7         10.8            4%
EOP Card Accounts (in millions)                       2.1           2.3           2.3           2.4          2.4           14%

Non-Interest Revenue as % of Total Revenues          28.5%         27.7%         30.4%         25.5%        26.6%

Net Credit Loss Ratio                                2.01%         2.05%         1.99%         2.00%        1.99%

Loan 90+ Days Past Due:
    In millions of dollars                     $      811   $       761   $       836   $       824   $      817            1%
    %                                                4.52%         4.19%         4.13%         4.07%        4.10%

Proprietary Mutual Funds / UIT                 $      189   $       212   $       174   $       182   $      111          (41%)
Proprietary Money Market Funds                        162           152           152           232          211           30%
                                               ----------   -----------   -----------   -----------   ----------
Total Proprietary Funds                               351           364           326           414          322           (8%)
Third Party Funds                                     322           258           224           280          354           10%
                                               ----------   -----------   -----------   -----------   ----------
Mutual Fund / UIT Sales at NAV (in millions
  of dollars)                                  $      673   $       622   $       550   $       694   $      676            -
                                               ==========   ===========   ============  ===========   ==========

Branches                                              432           434           436           436          429           (1%)
Consumer Finance Offices                              307           307           307           355          345           12%
ATM-only locations                                     45            50            98            97          108           NM
Proprietary ATMs                                      888           909           946           939          946            7%

NM  Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - INTERNATIONAL
JAPAN
(In millions of dollars)

                                                                                                                       1Q 2002 VS.
                                                   1Q           2Q             3Q          4Q           1Q         1Q 2001 INCREASE/
                                                  2001         2001           2001        2001         2002            (DECREASE)
                                               ----------   -----------   -----------   -----------   ----------   -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE        $      835   $       837   $       880   $       880   $      826           (1%)
Adjusted Operating Expenses                           353           313           315           300          259          (27%)

Provision for Benefits, Claims, and Credit
  Losses                                              162           147           163           177          195           20%
                                               ----------   -----------   -----------   -----------   ----------
Core Income Before Taxes                              320           377           402           403          372           16%
Income Taxes                                          115           135           144           146          134           17%
                                               ----------   -----------   -----------   -----------   ----------
CORE INCOME                                    $      205   $       242   $       258   $       257   $      238           16%
                                               ==========   ===========   ===========   ===========   ==========

Average Assets (in billions of dollars)        $       19   $        20   $        21   $        20   $       20            5%
                                               ==========   ===========   ===========   ===========   ==========
Return on Assets                                     4.38%         4.85%         4.87%         5.10%        4.83%
                                               ==========   ===========   ===========   ===========   ==========

AVERAGE LOANS (IN BILLIONS OF DOLLARS)

Mortgages                                      $      4.2   $       4.3   $       4.7   $       4.5   $      4.4            5%
Cards                                                 1.0           1.0           1.1           1.0          0.9          (10%)
Personal                                              7.9           8.3           8.6           8.7          8.5            8%
Other                                                 0.4           0.4           0.3           1.0          0.6           50%
                                               ----------   -----------   -----------   -----------   ----------
    Total                                      $     13.5   $      14.0   $      14.7   $      15.2   $     14.4            7%
                                               ==========   ===========   ===========   ===========   ==========

Average Customer Deposits (in billions of
  dollars)                                     $     14.3   $      14.7   $      15.4   $      15.3   $     15.8           10%

EOP Accounts (in millions)                            4.9           5.0           5.2           5.2          5.4           10%
EOP Card Accounts (in millions)                       1.0           1.0           1.0           1.0          0.9          (10%)

Non-Interest Revenue as % of Total Revenues           9.6%         10.5%         14.7%         15.7%        13.1%

Net Credit Loss Ratio                                4.06%         3.74%         4.04%         4.53%        5.47%

Loan 90+ Days Past Due:
    In millions of dollars                     $      107   $       129   $       174   $       178   $      187           75%
    %                                                0.81%         0.91%         1.12%         1.24%        1.23%

Proprietary Mutual Funds / UIT                 $       99   $       130   $       162   $        92   $       45          (55%)
Proprietary Money Market Funds                         91           116           100            65           57          (37%)
                                               ----------   -----------   -----------   -----------   ----------
Total Proprietary Funds                               190           246           262           157          102          (46%)
Third Party Funds                                      92            84           126           166          229           NM
                                               ----------   -----------   -----------   -----------   ----------
Mutual Fund / UIT Sales at NAV (in millions of
  dollars)                                     $      282   $       330   $       388   $       323   $      331           17%
                                               ==========   ===========   ===========   ===========   ==========

Branches                                               22            22            22            22           20           (9%)
Consumer Finance Offices                              902           907           906           877          879           (3%)
ATM-only locations/Unmanned Kiosks                    205           269           335           381          392           91%
Proprietary ATMs                                       61            62            65            65           57           (7%)

NM  Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - INTERNATIONAL
ASIA  (EXCLUDING JAPAN)
(In millions of dollars)

                                                                                                                     1Q 2002 VS.
                                                   1Q           2Q            3Q            4Q            1Q       1Q 2001 INCREASE/
                                                  2001         2001          2001          2001          2002         (DECREASE)
                                               ----------   -----------   -----------   -----------   ----------   -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE        $      540   $       537   $       555   $       571   $      562            4%
Adjusted Operating Expenses                           245           243           236           250          248            1%
Provision for Benefits, Claims, and Credit
  Losses                                               62            67            67            72           82           32%
                                               ----------   -----------   -----------   -----------   ----------
Core Income Before Taxes                              233           227           252           249          232            -
Income Taxes                                           86            82            92            91           83           (3%)
                                               ----------   -----------   -----------   -----------   ----------
CORE INCOME                                    $      147   $       145   $       160   $       158   $      149            1%
                                               ==========   ===========   ===========   ===========   ==========

Average Assets (in billions of dollars)        $       25   $        25   $        25   $        25   $       26            4%
                                               ==========   ===========   ===========   ===========   ==========
Return on Assets                                     2.38%         2.33%         2.54%         2.51%        2.32%
                                               ==========   ===========   ===========   ===========   ==========

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Mortgages                                      $     11.7   $      11.3   $      11.3   $      11.1   $     10.8           (8%)
Cards                                                 4.8           4.8           5.1           5.2          5.3           10%
Auto                                                  2.4           2.3           2.2           2.1          2.1          (13%)
Personal                                              1.3           1.3           1.4           1.4          1.5           15%
Other                                                 1.4           1.4           1.4           1.3          1.5            7%
                                               ----------   -----------   -----------   -----------   ----------
    Total                                      $     21.6   $      21.1   $      21.4   $      21.1   $     21.2           (2%)
                                               ==========   ===========   ===========   ===========   ==========

Average Customer Deposits (in billions of
  dollars)                                     $     36.1   $      35.5   $      35.3   $      34.9   $     35.0           (3%)

EOP Accounts (in millions)                            8.6           9.0           9.3           9.8         10.0           16%
EOP Card Accounts (in millions)                       5.0           5.5           5.7           6.0          6.2           24%

Non-Interest Revenue as % of Total Revenues          31.5%         30.6%         29.4%         28.0%        27.4%

Net Credit Loss Ratio                                1.14%         1.23%         1.21%         1.28%        1.51%

Loans 90+ Days Past Due:
    In millions of dollars                     $      334   $       338   $       348   $       367   $      374           12%
    %                                                1.58%         1.59%         1.65%         1.73%        1.79%

Proprietary Mutual Funds / UIT                 $      107   $       306   $       180   $        90   $      239           NM
Proprietary Money Market Funds                         91            73            73            65           34          (63%)
                                               ----------   -----------   -----------   -----------   ----------
Total Proprietary Funds                               198           379           253           155          273           38%
Third Party Funds                                     828           834         1,170         1,331        1,240           50%
                                               ----------   -----------   -----------   -----------   ----------
Mutual Fund / UIT Sales at NAV (in millions of
  dollars)                                     $    1,026   $     1,213   $     1,423   $     1,486   $    1,513           47%
                                               ==========   ===========   ===========   ===========   ==========

Branches                                               77            77            77            79           80            4%
ATM-only locations                                     77            75            75            75           75           (3%)
Proprietary ATMs                                      303           302           304           309          304            -

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - INTERNATIONAL
MEXICO (1)
(In millions of dollars)

                                                   1Q            2Q           3Q             4Q           1Q
                                                  2001          2001         2001           2001         2002
                                               ----------   -----------   -----------   -----------   ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE        $      153   $       165   $       681   $     1,127   $    1,085
Adjusted Operating Expenses                           129           134           461           679          614
Provision for Benefits, Claims, and Credit
  Losses                                               11             7            57           179          121
                                               ----------   -----------   -----------   -----------   ----------
Core Income Before Taxes                               13            24           163           269          350
Income Taxes                                            9            12            31            42           70
Minority Interest, Net of Tax                           -             -             9            18            -
                                               ----------   -----------   -----------   -----------   ----------
CORE INCOME                                    $        4   $        12   $       123   $       209   $      280
                                               ==========   ===========   ===========   ===========   ==========

Average Assets (in billions of dollars)        $       11   $        11   $        49   $        70   $       69
                                               ==========   ===========   ===========   ===========   ==========

Return on Assets                                     0.15%         0.44%         1.00%         1.18%        1.65%
                                               ==========   ===========   ===========   ===========   ==========

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Consumer                                       $      0.3   $       0.4   $       3.8   $       5.8   $      6.0
Corporate                                             3.2           3.4           9.6          12.4          9.8
Government / Government Agencies                      0.2           0.2           2.9           3.1          3.7
                                               ----------   -----------   -----------   -----------   ----------
   Total                                       $      3.7   $       4.0   $      16.3   $      21.3   $     19.5
                                               ==========   ===========   ===========   ===========   ==========

Average Customer Deposits (in billions of
  dollars)                                     $      3.0   $       2.6   $      23.7   $      28.0   $     30.2

EOP Accounts (in millions)                            1.7           1.7          17.1          17.2         17.5
EOP Card Accounts (in millions)                       0.5           0.5           2.6           2.7          2.6

Consumer Non-Interest Revenue as % of Total
  Consumer Revenues                                  38.1%         33.8%         34.4%         48.0%        41.5%

Consumer Net Credit Loss Ratio                       4.13%         3.20%         3.43%         3.88%        3.89%

Consumer Loans 90+ Days Past Due:
   In millions of dollars                      $       16   $        25   $       507   $       523   $      470
   %                                                 5.19%         6.33%         9.06%         8.75%        7.89%

Branches                                              196           196         1,560         1,483        1,489

Commercial Cash Basis Loans:
   In millions of dollars                      $       68   $       164   $       600   $     1,030   $    1,095
   %                                                 2.01%         4.52%         3.72%         7.28%        8.26%

Assets Under Management - Retirement Services
  (in millions of dollars)                     $    1,703   $     1,988   $    12,893   $    15,403   $   17,973

(1) Comprises both Consumer and Corporate operations in Mexico, including the results of Banamex (excluding Investment Activities) from August 2001 forward.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - INTERNATIONAL
LATIN AMERICA (EXCLUDING MEXICO)
(In millions of dollars)

                                                                                                                       1Q 2002 VS.
                                                   1Q           2Q             3Q           4Q             1Q      1Q 2001 INCREASE/
                                                  2001         2001           2001         2001           2002         (DECREASE)
                                               ----------   -----------   -----------   -----------   ----------   -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE        $      472   $       464   $       494   $       179   $      383          (19%)
Adjusted Operating Expenses                           287           272           278           252          218          (24%)
Provision for Benefits, Claims, and Credit
  Losses                                               84            85           110            75          324           NM
                                               ----------   -----------   -----------   -----------   ----------
Core Income (Loss) Before Taxes                       101           107           106          (148)        (159)          NM
Income Taxes (Benefit)                                 33            33            32           (65)         (70)          NM
                                               ----------   -----------   -----------   -----------   ----------
CORE INCOME (LOSS)                             $       68   $        74   $        74   $       (83)  $      (89)          NM
                                               ==========   ===========   ===========   ===========   ==========

Average Assets (in billions of dollars)        $        9   $         9   $         8   $         8   $        7          (22%)
                                               ==========   ===========   ===========   ===========   ==========
Return on Assets                                     3.06%         3.30%  %      3.67%           NM           NM
                                               ==========   ===========   ===========   ===========   ==========
AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Mortgages                                      $      2.1   $       2.0   $       1.9   $       1.9   $      1.6          (24%)
Cards                                                 1.5           1.5           1.4           1.4          1.0          (33%)
Auto                                                  0.8           0.7           0.6           0.5          0.5          (38%)
Personal                                              1.8           1.7           1.6           1.6          1.2          (33%)
Other                                                 0.3           0.3           0.3           0.2          0.5           67%
                                               ----------   -----------   -----------   -----------   ----------
    Total                                      $      6.5   $       6.2   $       5.8   $       5.6   $      4.8          (26%)
                                               ==========   ===========   ===========   ===========   ==========

Average Customer Deposits (in billions of
  dollars)                                     $     11.0   $      10.6   $      10.2   $       9.9   $      9.1          (17%)

EOP Accounts (in millions)                            8.2           8.2           8.1           8.2          8.4            2%
EOP Card Accounts (in millions)                       1.6           1.5           1.5           1.5          1.4          (13%)

Non-Interest Revenue as % of Total Revenues          46.0%         43.7%         50.5%           NM         36.8%

Net Credit Loss Ratio                                4.24%         4.28%         5.20%         4.93%        6.50%

Loans 90+ Days Past Due:
    In millions of dollars                     $      302   $       285   $       255   $       248   $      171          (43%)
    %                                                4.74%         4.69%         4.51%         4.71%        4.03%

Proprietary Mutual Funds/UIT Funds             $      320   $       148   $       141   $       165   $      178          (44%)
Proprietary Money Market Funds                        908           911           885         1,059          486          (46%)
                                               ----------   -----------   -----------   -----------   ----------
Total Proprietary Funds                        $    1,228   $     1,059   $     1,026   $     1,224   $      664          (46%)
Third Party Funds                                     143           161           217           160          133           (7%)
                                               ----------   -----------   -----------   -----------   ----------
Mutual Fund / UIT Sales at NAV (in millions of
  dollars)                                     $    1,371   $     1,220   $     1,243   $     1,384   $      797          (42%)
                                               ==========   ===========   ===========   ===========   ==========

Branches                                              210           211           209           211          211            -
Consumer Finance Offices                              120           119           110           110          103          (14%)
ATM-only locations                                     85            86            85            84           84           (1%)
Proprietary ATMs                                      476           448           456           460          454           (5%)

NM  Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - INTERNATIONAL
CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA
(In millions of dollars)

                                                                                                                       1Q 2002 VS.
                                                   1Q           2Q             3Q           4Q             1Q      1Q 2001 INCREASE/
                                                  2001         2001           2001         2001           2002         (DECREASE)
                                               ----------   -----------   -----------   -----------   ----------   -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE        $      130   $       135   $       140   $       143   $      149           15%
Adjusted Operating Expenses                            93            94            91            91          100            8%
Provision for Benefits, Claims, and Credit
  Losses                                                9            10            10            10           11           22%
                                               ----------   -----------   -----------   -----------   ----------
Core Income Before Taxes                               28            31            39            42           38           36%
Income Taxes                                           10            10            15            16           14           40%
                                               ----------   -----------   -----------   -----------   ----------
CORE INCOME                                    $       18   $        21   $        24   $        26   $       24           33%
                                               ==========   ===========   ===========   ===========   ==========

Average Assets (in billions of dollars)        $        4   $         4   $         4   $         4   $        4            -
                                               ==========   ===========   ===========   ===========   ==========
Return on Assets                                     1.83%         2.11%         2.38%         2.58%        2.43%
                                               ==========   ===========   ===========   ===========   ==========

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Cards                                          $      0.6   $       0.6   $       0.6   $       0.7   $      0.7           17%
Mortgages                                             0.2           0.2           0.2           0.2          0.2            -
Auto                                                  0.4           0.4           0.4           0.4          0.4            -
Personal                                              0.5           0.6           0.6           0.6          0.6           20%
Other                                                 0.5           0.5           0.5           0.5          0.6           20%
                                               ----------   -----------   -----------   -----------   ----------
   Total                                       $      2.2   $       2.3   $       2.3   $       2.4   $      2.5           14%
                                               ==========   ===========   ===========   ===========   ==========

Average Customer Deposits (in billions of
  dollars)                                     $      5.6   $       5.8   $       6.0   $       6.1   $      6.1            9%

EOP Accounts (in millions)                            3.3           3.5           3.7           3.9          4.0           21%
EOP Card Accounts (in millions)                       1.9           1.9           2.0           2.1          2.1           11%

Non-Interest Revenue as % of Total Revenues          39.2%         41.7%         42.4%         42.2%        42.2%           8%

Net Credit Loss Ratio                                1.66%         1.70%         1.62%         1.60%        1.75%

Loans 90+ Days Past Due:
 In millions of dollars                        $       33   $        32   $        32   $        36   $       36            9%
 %                                                   1.40%         1.31%         1.30%         1.41%        1.42%

Proprietary Mutual Funds / UIT                 $        4   $         3   $         1   $         1   $        1          (75%)
Proprietary Money Market Funds                          -             1             6            12            3            -
                                               ----------   -----------   -----------   -----------   ----------
Total Proprietary Funds                                 4             4             7            13            4            -
Third Party Funds                                      88           107           132           234          148           68%
                                               ----------   -----------   -----------   -----------   ----------
Mutual Fund / UIT Sales at NAV (in millions
  of dollars)                                  $       92   $       111   $       139   $       247   $      152           65%
                                               ==========   ===========   ===========   ===========   ==========

Branches                                              169           178           178           182          187           11%
ATM-only locations                                     76            93           105           107          111           46%
Proprietary ATMs                                      144           185           197           205          214           49%

NM  Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE
CORPORATE AND INVESTMENT BANK
(In millions of dollars)

                                                                                                                       1Q 2002 VS.
                                                   1Q           2Q             3Q           4Q             1Q      1Q 2001 INCREASE/
                                                  2001         2001           2001         2001           2002         (DECREASE)
                                               ----------   -----------   -----------   -----------   ----------   -----------------
REVENUES:
  Commissions and Fees                         $    1,072   $       974   $       877   $       895   $      992           (7%)
  Asset Management and Administration Fees            536           503           526           470          513           (4%)
  Investment Banking                                1,239         1,138           929         1,210        1,043          (16%)
  Principal Transactions                            1,561           835           451           401          928          (41%)
  Other Income                                        271           109           358            75           60          (78%)
                                               ----------   -----------   -----------   -----------   ----------
     Total Non-Interest Revenues                    4,679         3,559         3,141         3,051        3,536          (24%)

     Net Interest and Dividends                     1,003         1,132         1,197         1,641        1,509           50%
                                               ----------   -----------   -----------   -----------   ----------

       Total Revenues, Net of Interest Expense      5,682         4,691         4,338         4,692        5,045          (11%)
                                               ----------   -----------   -----------   -----------   ----------
Non-Interest Expenses:
  Compensation and Benefits                         2,831         2,251         2,034         2,320        2,519          (11%)
  Communications                                      222           221           217           223          192          (14%)
  Occupancy and Equipment                             178           169           164           156          150          (16%)
  Floor Brokerage and Other Production                204           164           163           175          145          (29%)
  Other Operating and Administrative Expenses         433           239           217           246          179          (59%)
                                               ----------   -----------   -----------   -----------   ----------

       Total Non-Interest Expenses                  3,868         3,044         2,795         3,120        3,185          (18%)
                                               ----------   -----------   -----------   -----------   ----------
Provision for Credit Losses                           230           230           181           476          312           36%
                                               ----------   -----------   -----------   -----------   ----------
Core Income Before Taxes and Minority Interest      1,584         1,417         1,362         1,096        1,548           (2%)

Income Taxes and Minority Interest, Net of Tax        561           491           497           393          561            -
                                               ----------   -----------   -----------   -----------   ----------
    CORE INCOME                                $    1,023   $       926   $       865   $       703   $      987           (4%)
                                               ==========   ===========   ===========   ===========   ==========

Pre-tax profit Margin                                27.9%         30.2%         31.4%         23.4%        30.7%
Non-Compensation Expenses as a Percent of
   Net Revenues                                      18.3%         16.9%         17.5%         17.1%        13.2%
Compensation and Benefits Expenses as a
   Percent of Net Revenues                           49.8%         48.0%         46.9%         49.4%        49.9%

TRADING RELATED REVENUE BY INCOME STATEMENT
   LINE
       Principal Transactions                  $    1,561   $       835   $       451   $       401   $      928          (41%)
       Net Interest Revenue                           183           361           422           688          664           NM
                                               ----------   -----------   -----------   -----------   ----------

    Total Trading Related Revenue              $    1,744   $     1,196   $       873   $     1,089   $    1,592           (9%)
                                               ==========   ===========   ===========   ===========   ==========

GLOBAL CORPORATE
SALOMON SMITH BARNEY
(In millions of dollars)

                                                                                                                      1Q 2002 VS.
                                                       1Q           2Q           3Q           4Q           1Q      1Q 2001 INCREASE/
                                                      2001         2001         2001         2001         2002        (DECREASE)
                                                   ----------   ----------   ----------   ----------   ----------  -----------------
CLIENT ASSETS (IN BILLIONS OF DOLLARS)
ASSETS UNDER FEE-BASED MANAGEMENT:
  Consulting Group and Internally Managed          $    134.4   $    149.3   $    134.9   $    150.2   $    154.3               15%
  Financial Consultant (FC) Managed                      51.9         57.0         49.4         54.9         55.2                6%
                                                   ----------   ----------   ----------   ----------   ----------
     Total assets under fee-based management (1)   $    186.3   $    206.3   $    184.3   $    205.1   $    209.5               12%
                                                   ==========   ==========   ==========   ==========   ==========

Total client assets                                $    910.5   $    981.0   $    905.4   $    976.7   $    994.2                9%

PRIVATE CLIENT
Financial Consultants                                  12,675       12,802       12,963       12,927       12,767                1%
Annualized  revenue per FC (000)                   $      501   $      473   $      450   $      440   $      473               (6)%
Branch offices                                            530          530          538          536          527               (1)%

INVESTMENT BANKING AND PUBLIC FINANCE
UNDERWRITING (FULL CREDIT TO BOOK MANAGER):

  DEBT AND EQUITY:
     Global volume (2)                             $130,991.8   $118,924.4   $ 95,712.1   $150,495.7   $132,098.2                1%
     Global market share                                 12.2%        11.0%        10.8%        14.2%        11.6%
     Rank                                                   2            2            1            1            1

     U.S. volume (3)                               $ 99,734.8   $ 94,938.4   $ 80,201.3   $127,913.1   $109,422.5               10%
     U.S. market share                                   14.1%        12.5%        11.8%        16.6%        13.5%
     Rank                                                   2            2            1            1            1

  MUNICIPALS:

     Volume (4)                                    $  8,688.9   $ 10,191.3   $  8,941.5   $ 11,698.2   $ 11,478.1               32%
     Market share                                        14.7%        13.1%        15.1%        12.9%        17.4%
     Rank                                                   1            1            1            2            1

CAPITAL MARKETS/RESEARCH
Number of stocks in which markets are made              1,834        1,521        1,213        1,202        1,215              (34)%
% of S&P Groups covered by research                        99%          99%          99%          96%          95%

(1)  Includes some assets jointly managed with Citigroup Asset Management.
(2) Includes non-convertible debt, Rule 144A non-convertible debt, Rule 144A non-convertible preferred, non-convertible preferred, preferred, taxable municipal debt, mortgage and asset backed debt, all common stock, convertible debt and convertible preferred. Excludes all closed end funds.
(3) Includes all U.S. mortgage and asset backed debt, U.S. non-convertible debt, U.S. Rule 144A non-convertible and U.S. taxable municipal debt, all U.S. common stock, U.S. convertible debt and U.S. convertible preferred. Excludes all closed end funds, 144A common stock, 144A convertible stock, and 144A convertible preferred.
(4)  Total long term excluding private placement.

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE
EMERGING MARKETS CORPORATE BANKING AND GLOBAL TRANSACTION SERVICES (In millions of dollars)

                                                                                                                      1Q 2002 VS.
                                                       1Q           2Q           3Q           4Q           1Q      1Q 2001 INCREASE/
                                                      2001         2001         2001         2001         2002        (DECREASE)
                                                   ----------   ----------   ----------   ----------   ----------  -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE            $    1,798   $    1,768   $    1,699   $    1,648   $    1,605              (11)%
Adjusted Operating Expenses                             1,091        1,026          997          936          946              (13)%
Provision for Credit Losses                                39           54           32          175          368               NM
                                                   ----------   ----------   ----------   ----------   ----------
Core Income Before Taxes and Minority Interest            668          688          670          537          291              (56)%
Income Taxes                                              243          246          238          188           93              (62)%
Minority Interest, Net of Tax                               4            8            6            6            3              (25)%
                                                   ----------   ----------   ----------   ----------   ----------
CORE INCOME                                        $      421   $      434   $      426   $      343   $      195              (54)%
                                                   ==========   ==========   ==========   ==========   ==========
Average Assets (in billions of dollars)            $      109   $      112   $      112   $      114   $      112                3%
                                                   ==========   ==========   ==========   ==========   ==========
Return on Assets                                         1.57%        1.55%        1.51%        1.19%        0.71%
                                                   ==========   ==========   ==========   ==========   ==========

NM  Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING
TRAVELERS LIFE AND ANNUITY
(In millions of dollars)

                                                                                                                      1Q 2002 VS.
                                                       1Q           2Q           3Q           4Q           1Q      1Q 2001 INCREASE/
                                                      2001         2001         2001         2001         2002        (DECREASE)
                                                   ----------   ----------   ----------   ----------   ----------  -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE*           $    1,130   $      975   $      875   $    1,108   $      888              (21)%
Total Operating Expenses                                   88           87           69           85           65              (26)%
Provision for Benefits and Claims                         729          546          549          728          534              (27)%
                                                   ----------   ----------   ----------   ----------   ----------
Core Income Before Taxes                                  313          342          257          295          289               (8)%
Income Taxes                                              103          111           79           93           89              (14)%
                                                   ----------   ----------   ----------   ----------   ----------
CORE INCOME                                        $      210   $      231   $      178   $      202   $      200               (5)%
                                                   ==========   ==========   ==========   ==========   ==========

PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                               $      119   $      121   $       94   $       99   $      123                3%
Group annuities                                           111          128           95          105           98              (12)%
Life and long-term care insurance                          61           73           51           75           51              (16)%
Other (includes run-off and return on excess
  capital)                                                 22           20           17           16           17              (23)%
                                                   ----------   ----------   ----------   ----------   ----------
     Total                                         $      313   $      342   $      257   $      295   $      289               (8)%
                                                   ==========   ==========   ==========   ==========   ==========

INDIVIDUAL ANNUITIES:
Net written premiums & deposits:
  Fixed                                            $      427   $      572   $      464   $      657   $      614               44%
  Variable                                              1,099        1,068          952          881          898              (18)%
  Individual Payout                                        19           15           14           11           14              (26)%
                                                   ----------   ----------   ----------   ----------   ----------
     Total                                         $    1,545   $    1,655   $    1,430   $    1,549   $    1,526               (1)%
                                                   ==========   ==========   ==========   ==========   ==========

Policyholder account balances & benefit
  reserves: (1)
  Fixed                                            $    8,272   $    8,609   $    8,908   $    9,289   $    9,681               17%
  Variable                                             18,948       20,438       17,952       20,117       20,381                8%
  Individual Payout                                       632          632          630          626          622               (2)%
                                                   ----------   ----------   ----------   ----------   ----------
     Total                                         $   27,852   $   29,679   $   27,490   $   30,032   $   30,684               10%
                                                   ==========   ==========   ==========   ==========   ==========

GROUP ANNUITIES:
Net written premiums & deposits (2)                $    2,502   $    1,397   $    1,717   $    1,452   $    1,525              (39)%
Policyholder account balances & benefit
  reserves: (1)
  GIC's and other investment contracts             $   13,732   $   14,091   $   14,795   $   15,345   $   15,563               13%
  Payout Group annuities                                5,141        5,259        5,360        5,647        5,740               12%
                                                   ----------   ----------   ----------   ----------   ----------
     Total                                         $   18,873   $   19,350   $   20,155   $   20,992   $   21,303               13%
                                                   ==========   ==========   ==========   ==========   ==========

INDIVIDUAL LIFE INSURANCE:
Net written premiums and deposits:
  Direct periodic premiums and deposits            $      187   $      142   $      126   $      197   $      233               25%
  Single premium deposits                                  47           48           36           77           76               62%
  Reinsurance                                             (22)         (24)         (25)         (25)         (26)             (18)%
                                                   ----------   ----------   ----------   ----------   ----------
     Total                                         $      212   $      166   $      137   $      249   $      283               33%
                                                   ==========   ==========   ==========   ==========   ==========

Policyholder account balances & benefit reserves   $    3,085   $    3,193   $    3,175   $    3,401   $    3,592               16%

Life insurance in force (in billions, face amt.)   $     69.4   $     71.0   $     72.5   $     75.0   $     77.8               12%

Life insurance issued (in billions, face amt.)     $      3.8   $      2.9   $      2.9   $      4.2   $      4.5               18%

ALL BUSINESSES:
Net investment income (pretax)                     $      655   $      674   $      608   $      635   $      619               (5)%
Interest credited to contractholders               $      291   $      306   $      303   $      300   $      287               (1)%

STATUTORY DATA:
TRAVELERS INSURANCE COMPANY
  Statutory capital and surplus                    $    5,025   $    5,048   $    4,973   $    5,098   $    6,838               36%
  Surplus to liabilities ratio                           18.8%        18.9%        17.5%        17.4%        21.5%

(1)  Includes general account, separate accounts and managed funds.
(2) Excludes deposits of $167.0 for the first quarter of 2002 and $28.0, $12.0, $594.0 and $275.0 in the first, second, third and fourth quarters of 2001, respectively, related to Travelers plans previously managed externally.

* Excludes realized gains / (losses) on investments.

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING
THE CITIGROUP PRIVATE BANK
(In millions of dollars)

                                                                                                                      1Q 2002 VS.
                                                       1Q           2Q           3Q           4Q           1Q      1Q 2001 INCREASE/
                                                      2001         2001         2001         2001         2002        (DECREASE)
                                                   ----------   ----------   ----------   ----------   ----------  -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE            $      392   $      376   $      366   $      408   $      423                8%
Adjusted Operating Expenses                               239          230          225          245          254                6%
Provision for Credit Losses                                 2            1            4           16            6               NM
                                                   ----------   ----------   ----------   ----------   ----------
Core Income Before Taxes                                  151          145          137          147          163                8%
Income Taxes                                               56           53           46           53           51               (9)%
                                                   ----------   ----------   ----------   ----------   ----------
CORE INCOME                                        $       95   $       92   $       91   $       94   $      112               18%
                                                   ==========   ==========   ==========   ==========   ==========
Average Assets (in billions of dollars)            $       25   $       26   $       26   $       26   $       28               12%
                                                   ==========   ==========   ==========   ==========   ==========
Return on Assets                                         1.54%        1.42%        1.39%        1.43%        1.62%
                                                   ==========   ==========   ==========   ==========   ==========
Client Business Volumes (in billions of dollars)   $      146   $      151   $      150   $      159   $      166               14%
                                                   ==========   ==========   ==========   ==========   ==========

CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS):
  Proprietary Managed Assets                       $       29   $       28   $       29   $       31   $       31                7%
  Other Assets under Fee based Management                   5            7            6            8            9               80%
  Banking and Fiduciary Deposits                           31           31           33           34           35               13%
  Loans                                                    26           26           27           27           29               12%
  Other, Principally Custody Accounts                      55           59           55           59           62               13%
                                                   ----------   ----------   ----------   ----------   ----------
     Total Client Business Volumes                 $      146   $      151   $      150   $      159   $      166               14%
                                                   ==========   ==========   ==========   ==========   ==========

REVENUES:
Customer Revenues

  Net Interest Spread and Recurring
     Fee Based Revenues                            $      250   $      247   $      253   $      256   $      271                8%
  Transaction Revenues                                     99           81           62           94           92               (7)%
                                                   ----------   ----------   ----------   ----------   ----------
     Total Customer Revenues                              349          328          315          350          363                4%
Other Revenues (Principally Allocated Equity
  and Treasury Revenues)                                   43           48           51           58           60               40%
                                                   ----------   ----------   ----------   ----------   ----------
     Total Revenues                                $      392   $      376   $      366   $      408   $      423                8%
                                                   ==========   ==========   ==========   ==========   ==========
          United States                            $      131   $      138   $      140   $      150   $      170               30%
          International                                   261          238          226          258          253               (3)%
                                                   ----------   ----------   ----------   ----------   ----------
                                                   $      392   $      376   $      366   $      408   $      423                8%
                                                   ==========   ==========   ==========   ==========   ==========

Net Credit Loss Ratio                                   (0.01)%       0.04%        0.03%        0.15%        0.04%

NM  Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING
CITIGROUP ASSET MANAGEMENT
(In millions of dollars)

                                                                                                                      1Q 2002 VS.
                                                       1Q           2Q           3Q           4Q           1Q      1Q 2001 INCREASE/
                                                      2001         2001         2001         2001         2002        (DECREASE)
                                                   ----------   ----------   ----------   ----------   ----------  -----------------
REVENUES:                                          $      444   $      420   $      426   $      414   $      425               (4)%
                                                   ----------   ----------   ----------   ----------   ----------
Expenses:
  Employee compensation and benefits                      144          149          143          129          141               (2)%
  Mutual fund commission expense                           38           37           38           36           38                -
  Other expenses                                          130          111          109          101           91              (30)%
                                                   ----------   ----------   ----------   ----------   ----------
     Total expenses                                       312          297          290          266          270              (13)%
                                                   ----------   ----------   ----------   ----------   ----------
Core income before taxes and minority interest            132          123          136          148          155               17%
Income taxes and minority interest, net of tax             53           50           54           59           61               15%
                                                   ----------   ----------   ----------   ----------   ----------
CORE INCOME                                        $       79   $       73   $       82   $       89   $       94               19%
                                                   ==========   ==========   ==========   ==========   ==========

Pre-tax profit margin                                    29.7%        29.3%        31.9%        35.7%        36.5%

NET FLOWS BY BUSINESS (IN BILLIONS OF DOLLARS):
Retail/Private Bank                                $      8.7   $      7.6   $      7.3   $      6.2   $      5.2              (40)%
Institutional                                             6.6         12.5         10.1          5.0         12.8               94%
                                                   ----------   ----------   ----------   ----------   ----------
  Net Flows Excluding US Retail Money Markets      $     15.3   $     20.1   $     17.4   $     11.2   $     18.0               18%
                                                   ----------   ----------   ----------   ----------   ----------
US Retail Money Markets                                  (6.5)       (12.6)        (2.5)        (4.6)        (1.6)              75%

ASSETS UNDER MANAGEMENT BY BUSINESS
  (IN BILLIONS OF DOLLARS):
Retail                                             $    233.6   $    231.6   $    217.6   $    230.1   $    231.0               (1)%
Institutional                                           116.5        131.0        137.2        141.6        154.6               33%

Citigroup Alternative Investments                        46.2         48.3         48.3         48.1         48.9                6%

Latin America Affiliates                                  6.7          7.3         18.9         20.4         20.9               NM
                                                   ----------   ----------   ----------   ----------   ----------
  Total assets under management (1)                $    403.0   $    418.2   $    422.0   $    440.2   $    455.4               13%
                                                   ==========   ==========   ==========   ==========   ==========

ASSETS UNDER MANAGEMENT BY PRODUCT
  (IN BILLIONS OF DOLLARS):
Equity/Balanced                                    $    158.4   $    169.4   $    152.4   $    168.3   $    169.7                7%
Fixed Income                                             87.3         93.5        106.0        107.1        110.5               27%

Money Markets/Liquidity                                 120.1        115.2        123.4        124.1        133.3               11%
Alternative Investments                                  37.2         40.1         40.2         40.7         41.9               13%
                                                   ----------   ----------   ----------   ----------   ----------
  Total assets under management (1)                $    403.0   $    418.2   $    422.0   $    440.2   $    455.4               13%
                                                   ==========   ==========   ==========   ==========   ==========

NUMBER OF MORNINGSTAR 4- AND 5-STAR
  MUTUAL FUND SHARE CLASSES (2)

  Equity                                                   12           11           11           10           11               (8)%

  Fixed Income                                             11            5            8            7           10               (9)%

CITISTREET JOINT VENTURE - ASSETS UNDER
  ADMINISTRATION                                   $    183.5   $    181.6   $    178.8   $    179.3   $    181.0               (1)%
  (in billions of dollars)

(1) Includes $29 billion for the first, second and third quarters of 2001, $31 billion for the fourth quarter of 2001 and $31 billion for the first quarter of 2002 for Citigroup Private Bank clients.

(2) Asset calculations based on classes of such funds ranked by Morningstar. Number of funds reflects only one class per fund and are based on performance of non-money market retail funds.

NM Not meaningful

Reclassified to conform to the current period's presentation.

PROPERTY AND CASUALTY
PERSONAL LINES (1)
(In millions of dollars)

                                                                                                                      1Q 2002 VS.
                                                       1Q           2Q           3Q           4Q           1Q      1Q 2001 INCREASE/
                                                      2001         2001         2001         2001         2002        (DECREASE)
                                                   ----------   ----------   ----------   ----------   ----------  -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE*           $    1,080   $    1,106   $    1,132   $    1,146   $    1,146                6%
Adjusted Operating Expenses                               267          261          276          275          271                1%
Claims and Claim Adjustment Expenses                      688          793          820          798          786               14%
                                                   ----------   ----------   ----------   ----------   ----------
Core Income Before Taxes and Minority Interest            125           52           36           73           89              (29)%
Income Taxes                                               38           13            7           20           24              (37)%
Minority Interest, Net of Tax                               -            -            -            -            -                -
                                                   ----------   ----------   ----------   ----------   ----------
CORE INCOME                                        $       87   $       39   $       29   $       53   $       65              (25)%
                                                   ==========   ==========   ==========   ==========   ==========

NET WRITTEN PREMIUMS BY PRODUCT LINE (2):
Auto                                               $    639.1   $    669.0   $    682.2   $    652.3   $    687.1                8%
Homeowners and other                                    322.7        404.5        414.6        381.9        350.3                9%
                                                   ----------   ----------   ----------   ----------   ----------
     Total net written premiums (a)                $    961.8   $  1,073.5   $  1,096.8   $  1,034.2   $  1,037.4                8%
                                                   ==========   ==========   ==========   ==========   ==========

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL:
Independent agents                                 $    775.2   $    865.0   $    889.5   $    836.6   $    850.7               10%
Additional distribution                                 159.1        174.5        179.7        173.8        165.0                4%
Other                                                    27.5         34.0         27.6         23.8         21.7              (21)%
                                                   ----------   ----------   ----------   ----------   ----------
     Total net written premiums (a)                $    961.8   $  1,073.5   $  1,096.8   $  1,034.2   $  1,037.4                8%
                                                   ==========   ==========   ==========   ==========   ==========

STATUTORY RATIO DEVELOPMENT (2):
Earned premiums (b)                                $    957.9   $    994.9   $  1,021.5   $  1,038.8   $  1,030.0                8%

Losses and loss adjustment expenses (c)                 688.5        793.1        819.7        798.4        785.7               14%
Other underwriting expenses (d)                         254.6        264.9        280.8        261.4        261.6                3%
                                                   ----------   ----------   ----------   ----------   ----------
     Total deductions                                   943.1      1,058.0      1,100.5      1,059.8      1,047.3               11%
                                                   ----------   ----------   ----------   ----------   ----------
Statutory underwriting gain/(loss)                 $     14.8   $    (63.1)  $    (79.0)  $    (21.0)  $    (17.3)              NM
                                                   ==========   ==========   ==========   ==========   ==========

STATUTORY COMBINED RATIO (2):
Loss and loss adjustment expense ratio  (c/b)            71.9%        79.7%        80.2%        76.9%        76.3%
Other underwriting expense ratio (d/a)                   26.5%        24.7%        25.6%        25.3%        25.2%
                                                   ----------   ----------   ----------   ----------   ----------
     Combined ratio                                      98.4%       104.4%       105.8%       102.2%       101.5%
                                                   ==========   ==========   ==========   ==========   ==========

Net investment income (pre-tax)                    $    114.1   $    102.7   $    101.4   $     97.4   $    104.3               (9)%
Effective tax rate on net investment income              29.2%        28.1%        28.8%        27.9%        28.2%
Catastrophe losses, net of reinsurance (after-tax) $        -   $     42.3   $     41.6   $      2.3   $     10.4                -

(1) Travelers Property Casualty Corp. (TPC) (a wholly-owned subsidiary of Citigroup on December 31, 2001) sold 231,000,000 shares of class A common stock at $18.50 per share in an initial public offering on March 27, 2002. The offering resulted in an after-tax gain of $1.061 billion to Citigroup. Citigroup plans to make a tax-free distribution to its stockholders of a portion of its ownership interest in TPC by year-end 2002, such that following the distribution, Citigroup would remain a holder of approximately 9.9% of TPC's common equity. The distribution is subject to various regulatory approvals as well as a private letter ruling from the Internal Revenue Service and various other conditions. Citigroup has no obligation to consummate the distribution by the end of 2002 or at all, whether or not these conditions are satisfied. Income statement minority interest will be recognized on the initial public offering portion beginning on April 1, 2002.

(2) The 2001 third quarter results include the effects of the events of September 11, 2001, which resulted in a decrease of $4.0 million to premiums, an increase of $60.0 million to losses and loss adjustment expenses and a decrease of $64.0 million to statutory underwriting loss. Excluding the effects of these events, the loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 2001 third quarter were 74.1%, 25.5%, and 99.6%, respectively.

     * Excludes realized gains/(losses) on investments.

     NM - Not meaningful

PROPERTY AND CASUALTY
COMMERCIAL LINES (1)
(In millions of dollars)

                                                                                                                      1Q 2002 VS.
                                                       1Q           2Q           3Q           4Q           1Q      1Q 2001 INCREASE/
                                                      2001         2001         2001         2001         2002         (DECREASE)
                                                   ----------   ----------   ----------   ----------   ----------  -----------------
TOTAL REVENUES, NET OF INTEREST EXPENSE*           $    1,970   $    2,018   $    1,977   $    1,998   $    2,011                2%
Adjusted Operating Expenses                               499          506          479          502          485               (3)%
Claims and Claim Adjustment Expenses                    1,095        1,124        1,762        1,146        1,190                9%
                                                   ----------   ----------   ----------   ----------   ----------
Core Income (Loss) Before Taxes and Minority
  Interest                                                376          388         (264)         350          336              (11)%
Income Taxes (Benefits)                                    98          102         (128)          87           75              (23)%
Minority Interest, Net of Tax                               -            -            -            -            -                -
                                                   ----------   ----------   ----------   ----------   ----------
CORE INCOME (LOSS) (1)                             $      278   $      286   $     (136)  $      263   $      261               (6)%
                                                   ==========   ==========   ==========   ==========   ==========

NET WRITTEN PREMIUMS BY MARKET: (2)
Commercial accounts                                $    761.3   $    707.7   $    684.8   $    792.9   $    848.9               12%
Select accounts                                         429.4        439.6        411.7        432.5        455.0                6%
Bond                                                    167.6        142.4        147.8        132.4        131.6              (21)%
Gulf                                                    174.8        189.5        153.9         90.0        145.0              (17)%
National accounts                                       126.2         77.0        115.8         99.9         96.8              (23)%
                                                   ----------   ----------   ----------   ----------   ----------
     Total net written premiums (a)                $  1,659.3   $  1,556.2   $  1,514.0   $  1,547.7   $  1,677.3                1%
                                                   ==========   ==========   ==========   ==========   ==========

STATUTORY RATIO DEVELOPMENT (2):
Earned premiums (b)                                $  1,481.6   $  1,504.6   $  1,498.6   $  1,518.3   $  1,539.0                4%

Losses and loss adjustment expenses (c)               1,049.7      1,089.8      1,714.4      1,102.5      1,139.8                9%
Other underwriting expenses (d)                         493.0        449.1        450.2        434.4        460.5               (7)%
                                                   ----------   ----------   ----------   ----------   ----------
     Total deductions                                 1,542.7      1,538.9      2,164.6      1,536.9      1,600.3                4%
                                                   ----------   ----------   ----------   ----------   ----------
Statutory underwriting loss                        $    (61.1)  $    (34.3)  $   (666.0)  $    (18.6)  $    (61.3)               -
                                                   ==========   ==========   ==========   ==========   ==========

STATUTORY COMBINED RATIO: (2,3)
Loss and loss adjustment expense ratio (c/b)             70.8%        72.4%       114.4%        72.6%        74.1%
Other underwriting expense ratio (d/a)                   29.7%        28.9%        29.7%        28.1%        27.5%
                                                   ----------   ----------   ----------   ----------   ----------
     Combined ratio                                     100.5%       101.3%       144.1%       100.7%       101.6%
                                                   ==========   ==========   ==========   ==========   ==========

Net investment income (pre-tax)                    $    435.0   $    435.7   $    407.6   $    399.2   $    382.5              (12)%
Effective tax rate on net investment income              26.6%        26.8%        26.4%        25.8%        25.4%
Catastrophe losses, net of reinsurance (after-tax) $      8.2   $     12.3   $    447.9   $      2.1   $        -               NM

(1) Travelers Property Casualty Corp. (TPC) (a wholly-owned subsidiary of Citigroup on December 31, 2001) sold 231,000,000 shares of class A common stock at $18.50 per share in an initial public offering on March 27, 2002. The offering resulted in an after-tax gain of $1.061 billion to Citigroup. Citigroup plans to make a tax-free distribution to its stockholders of a portion of its ownership interest in TPC by year-end 2002, such that following the distribution, Citigroup would remain a holder of approximately 9.9% of TPC's common equity. The distribution is subject to various regulatory approvals as well as a private letter ruling from the Internal Revenue Service and various other conditions. Citigroup has no obligation to consummate the distribution by the end of 2002 or at all, whether or not these conditions are satisfied. Income statement minority interest will be recognized on the initial public offering portion beginning on April 1, 2002.

(2) The 2001 third quarter results include the effects of the events of September 11, 2001, which resulted in a decrease of $45.0 million and $689.0 million to premiums and statutory underwriting loss, respectively, and an increase of $644.0 million to losses and loss adjustment expenses. Excluding the effects of these events, the loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 2001 third quarter were 69.3%, 28.9% and 98.2%, respectively.

(3)  Before policyholder dividends.

* Excludes realized gains/(losses) on investments.

NM - Not meaningful

Reclassified to conform to the current period's presentation.

INVESTMENT ACTIVITIES (1)
(In millions of dollars)

                                                                                                                      1Q 2002 VS.
                                                       1Q           2Q           3Q           4Q           1Q      1Q 2001 INCREASE/
                                                      2001         2001         2001         2001         2002         (DECREASE)
                                                   ----------   ----------   ----------   ----------   ----------  -----------------
REVENUES:
  Proprietary Investments (2)                      $      (94)  $      294   $     (371)  $      552   $       88               NM
  LDC Debt Sales/Refinancing                               20           16           10           13            4              (80)%
  Insurance Portfolio Realized Gains (Losses) (3)         307           50          195          (87)          54              (82)%
                                                   ----------   ----------   ----------   ----------   ----------
     Total Revenues                                $      233   $      360   $     (166)  $      478   $      146              (37)%
                                                   ==========   ==========   ==========   ==========   ==========

CORE INCOME:
  Proprietary Investments (2)                      $      (80)  $      197   $     (255)  $      328   $       32               NM
  LDC Debt Sales/Refinancing                               12           10            6            7            3              (75)%
  Insurance Portfolio Realized Gains (Losses) (3)         200           33          127          (56)          35              (83)%
                                                   ----------   ----------   ----------   ----------   ----------
     Total Core Income                             $      132   $      240   $     (122)  $      279   $       70              (47)%
                                                   ==========   ==========   ==========   ==========   ==========

PERIOD END ASSETS:
  Proprietary Investments                          $    8,348   $    8,057   $    7,610   $    8,512   $    8,563                3%
  LDC Debt Sales/Refinancing                            2,069        1,980        1,393          815          743              (64)%
                                                   ----------   ----------   ----------   ----------   ----------
     Total Period End Assets                       $   10,417   $   10,037   $    9,003   $    9,327   $    9,306              (11)%
                                                   ==========   ==========   ==========   ==========   ==========

(1) Includes the investment portfolio relating to Banamex beginning in the third quarter 2001.
(2) Includes Venture Capital Activities and certain other corporate investments.
(3) Represents realized gains (losses) on investments held by insurance companies.

NM  Not meaningful

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)

                                                                                                                   1Q 2002 VS.
                                                           1Q          2Q          3Q         4Q         1Q     1Q 2001 INCREASE/
                                                          2001        2001        2001       2001       2002       (DECREASE)
                                                        --------    --------    --------   --------   --------  -----------------
REVENUES
    Loan interest, including fees                       $ 10,004    $  9,753    $ 10,289   $  9,570   $  9,166                 (8)%
    Other interest and dividends                           7,169       7,013       6,827      5,940      5,436                (24)%
    Insurance premiums                                     3,361       3,217       3,310      3,572      3,364                  -
    Commissions and fees                                   4,132       3,752       3,840      4,220      4,032                 (2)%
    Principal transactions                                 2,325       1,417       1,019        783      1,666                (28)%
    Asset management and administration fees               1,389       1,331       1,371      1,298      1,320                 (5)%
    Realized gains (losses) from sales of investments        451          60         213       (146)        54                (88)%
    Other income                                             973       1,311         845      1,413        856                (12)%
                                                        --------    --------    --------   --------   --------
       Total revenues                                     29,804      27,854      27,714     26,650     25,894                (13)%
       Interest expense                                    9,523       8,469       8,327      5,646      4,899                (49)%
                                                        --------    --------    --------   --------   --------
       Total revenues, net of interest expense            20,281      19,385      19,387     21,004     20,995                  4%
                                                        --------    --------    --------   --------   --------

BENEFITS, CLAIMS, AND CREDIT LOSSES
    Policyholder benefits and claims                       2,727       2,681       3,403      2,948      2,789                  2%
    Provision for credit losses                            1,474       1,485       1,580      2,261      2,559                 74%
                                                        --------    --------    --------   --------   --------
       Total benefits, claims, and credit losses           4,201       4,166       4,983      5,209      5,348                 27%
                                                        --------    --------    --------   --------   --------

OPERATING EXPENSES
    Non-insurance compensation and benefits                5,329       4,762       4,525      4,833      5,090                 (4)%
    Insurance underwriting, acquisition and operating        999         990         956        976        992                 (1)%
    Restructuring-related items (1)                          132         213         134        (21)        47                (64)%
    Other operating                                        4,041       3,627       3,908      4,197      3,683                 (9)%
                                                        --------    --------    --------   --------   --------
       Total operating expenses                           10,501       9,592       9,523      9,985      9,812                 (7)%
                                                        --------    --------    --------   --------   --------

GAIN ON SALE OF STOCK BY SUBSIDIARY (2)                        -           -           -          -      1,270                  -
                                                        --------    --------    --------   --------   --------
INCOME BEFORE INCOME TAXES, MINORITY INTEREST AND
    CUMULATIVE EFFECT OF ACCOUNTING CHANGES                5,579       5,627       4,881      5,810      7,105                 27%
Provision for income taxes                                 1,990       1,960       1,678      1,898      2,198                 10%
Minority interest, net of income taxes                         9          15          26         37         17                 89%
                                                        --------    --------    --------   --------   --------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING
    CHANGES                                                3,580       3,652       3,177      3,875      4,890                 37%
Cumulative Effect of Accounting Changes (3)                  (42)       (116)          -          -        (47)               (12)%
                                                        --------    --------    --------   --------   --------
NET INCOME                                              $  3,538    $  3,536    $  3,177   $  3,875   $  4,843                 37%
                                                        ========    ========    ========   ========   ========

(1) Restructuring-related items in the 2001 first quarter related principally to severance and costs associated with the reduction of staff in the Global Corporate businesses, in the 2001 second quarter related principally to severance and costs associated with the reduction of staff primarily in the Global Corporate and Global Consumer businesses, in the 2001 third quarter primarily related to the acquisition of Banamex and the integration of its operations within the Global Consumer business, in the 2001 fourth quarter primarily related to reductions in the reserve due to changes in estimates, and in the 2002 first quarter primarily related to severance and costs associated with the reduction of staff in Argentina within the Latin America consumer and corporate businesses.

(2) Travelers Property Casualty Corp. (TPC) (a wholly-owned subsidiary of Citigroup on December 31, 2001) sold 231,000,000 shares of class A common stock at $18.50 per share in an initial public offering on March 27, 2002. The offering resulted in an after-tax gain of $1.061 billion to Citigroup. Citigroup plans to make a tax-free distribution to its stockholders of a portion of its ownership interest in TPC by year-end 2002, such that following the distribution, Citigroup would remain a holder of approximately 9.9% of TPC's common equity. The distribution is subject to various regulatory approvals as well as a private letter ruling from the Internal Revenue Service and various other conditions. Citigroup has no obligation to consummate the distribution by the end of 2002 or at all, whether or not these conditions are satisfied. Income statement minority interest will be recognized on the initial public offering portion beginning on April 1, 2002.

(3) Accounting Changes refer to the first quarter 2001 adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS 133), the second quarter 2001 adoption of EITF issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20), and the first quarter 2002 adoption of the remaining provisions of SFAS No. 142, "Goodwill and Other Intangible Assets" (SFAS 142).

CITIGROUP EARNINGS ANALYSIS - MANAGED BASIS
(In millions of dollars)

                                                                                                                    1Q 2002 VS.
                                                           1Q          2Q          3Q         4Q       1Q       1Q 2001 INCREASE/
                                                          2001        2001        2001       2001     2002         (DECREASE)
                                                        --------    --------    --------   --------  --------   ----------------
Total Revenues, Net of Interest Expense                 $ 20,281    $ 19,385    $ 19,387   $ 21,004  $ 20,995                  4%
Effect of Securitization Activities                          766         930         907        965     1,021                 33%
                                                        --------    --------    --------   --------  --------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                21,047      20,315      20,294     21,969    22,016                  5%

Total Operating Expenses                                  10,501       9,592       9,523      9,985     9,812                 (7)%
Restructuring-Related Items (1)                             (132)       (213)       (134)        21       (47)                64%
                                                        --------    --------    --------   --------  --------
ADJUSTED OPERATING EXPENSES                               10,369       9,379       9,389     10,006     9,765                 (6)%

Benefits, Claims and Credit Losses                         4,201       4,166       4,983      5,209     5,348                 27%
Effect of Securitization Activities                          766         930         907        965     1,021                 33%
                                                        --------    --------    --------   --------  --------
ADJUSTED BENEFITS, CLAIMS AND CREDIT LOSSES                4,967       5,096       5,890      6,174     6,369                 28%

CORE INCOME BEFORE INCOME TAXES AND MINORITY INTEREST      5,711       5,840       5,015      5,789     5,882                  3%
Taxes on Core Income                                       2,042       2,040       1,727      1,890     2,006                 (2)%
Minority Interest, Net of Income Taxes                         9          15          26         37        17                 89%
                                                        --------    --------    --------   --------  --------
CORE INCOME                                                3,660       3,785       3,262      3,862     3,859                  5%

Restructuring-Related Items, after-tax (1)                   (80)       (133)        (85)        13       (30)                63%
Gain on Sale of Stock by Subsidiary, after-tax (2)             -           -           -          -     1,061                  -
Cumulative Effect of Accounting Changes (3)                  (42)       (116)          -          -       (47)               (12)%
                                                        --------    --------    --------   --------  --------
NET INCOME                                              $  3,538    $  3,536    $  3,177   $  3,875  $  4,843                 37%
                                                        ========    ========    ========   ========  ========

(1) Restructuring-related items in the 2001 first quarter related principally to severance and costs associated with the reduction of staff in the Global Corporate businesses, in the 2001 second quarter related principally to severance and costs associated with the reduction of staff primarily in the Global Corporate and Global Consumer businesses, in the 2001 third quarter primarily related to the acquisition of Banamex and the integration of its operations within the Global Consumer business, in the 2001 fourth quarter primarily related to reductions in the reserve due to changes in estimates, and in the 2002 first quarter primarily related to severance and costs associated with the reduction of staff in Argentina within the Latin America consumer and corporate businesses.

(2) Travelers Property Casualty Corp. (TPC) (a wholly-owned subsidiary of Citigroup on December 31, 2001) sold 231,000,000 shares of class A common stock at $18.50 per share in an initial public offering on March 27, 2002. The offering resulted in an after-tax gain of $1.061 billion to Citigroup. Citigroup plans to make a tax-free distribution to its stockholders of a portion of its ownership interest in TPC by year-end 2002, such that following the distribution, Citigroup would remain a holder of approximately 9.9% of TPC's common equity. The distribution is subject to various regulatory approvals as well as a private letter ruling from the Internal Revenue Service and various other conditions. Citigroup has no obligation to consummate the distribution by the end of 2002 or at all, whether or not these conditions are satisfied. Income statement minority interest will be recognized on the initial public offering portion beginning on April 1, 2002.

3) Accounting Changes refer to the first quarter 2001 adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS 133), the second quarter 2001 adoption of EITF issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20), and the first quarter 2002 adoption of the remaining provisions of SFAS No. 142, "Goodwill and Other Intangible Assets" (SFAS 142).

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS (In millions of dollars, except loan amounts in billions)

                                                              EOP                                    AVERAGE
                             90 DAYS OR MORE PAST DUE (1)    LOANS        NET CREDIT LOSSES (1)       LOANS
                             ----------------------------   --------   --------------------------   ---------
                               1Q01      4Q01      1Q02       1Q02       1Q01      4Q01     1Q02      1Q02
                             -------   -------   --------   --------   -------   -------   ------   ---------
CITIBANKING NORTH AMERICA    $    41   $    96   $     85   $   12.0   $    15   $    30   $   27        12.0
   Ratio                        0.56%     0.78%      0.71%                0.80%     0.97%    0.90%

MORTGAGE BANKING                 957     1,157      1,344       46.9         7        13       16        47.2
   Ratio                        2.12%     2.53%      2.87%                0.06%     0.12%    0.14%

CITI CARDS                     1,836     2,135      2,266      104.2     1,196     1,554    1,646       104.2
   Ratio                        1.84%     1.98%      2.17%                4.84%     5.91%    6.41%

OTHER CARDS                        6         6          5        1.4        12        13       12         1.2
   Ratio                        0.32%     0.61%      0.40%                2.90%     4.39%    4.08%

CITIFINANCIAL                  1,580     1,991      1,969       59.7       344       452      434        59.2
   Ratio                        2.82%     3.38%      3.30%                2.50%     3.06%    2.97%

WESTERN EUROPE                   811       824        817       19.9        91       101       97        19.7
   Ratio                        4.52%     4.07%      4.10%                2.01%     2.00%    1.99%

CEEMEA                            33        36         36        2.6         9        10       11         2.5
   Ratio                        1.40%     1.41%      1.42%                1.66%     1.60%    1.75%

ASIA (EXCLUDING JAPAN)           334       367        374       20.9        61        68       79        21.2
   Ratio                        1.58%     1.73%      1.79%                1.14%     1.28%    1.51%

JAPAN                            107       178        187       15.1       135       174      195        14.4
   Ratio                        0.81%     1.24%      1.23%                4.06%     4.53%    5.47%

MEXICO                            16       523        470        6.0         3        57       57         6.0
   Ratio                        5.19%     8.75%      7.89%                4.13%     3.88%    3.89%

LATIN AMERICA                    302       248        171        4.3        68        69       77         4.8
   Ratio                        4.74%     4.71%      4.03%                4.24%     4.93%    6.50%

THE CITIGROUP PRIVATE BANK        65       135        143       27.5        (1)       10        2        27.0
   Ratio                        0.27%     0.53%      0.52%               -0.01%     0.15%    0.04%

OTHER                             17         5          -        0.8        (9)       29        1         1.3

                             -------   -------   --------   --------   -------   -------   ------   ---------
TOTAL MANAGED                $ 6,105   $ 7,701   $  7,867   $  321.3   $ 1,931   $ 2,580   $2,654   $   320.7
   Ratio                        2.04%     2.37%      2.45%                2.61%     3.20%    3.36%
                             =======   =======   ========   ========   =======   =======   ======   =========

(1) The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

Reclassified to conform to the current period's presentation.

DETAILS OF CREDIT LOSS EXPERIENCE
(In millions of dollars)

                                                        1Q          2Q          3Q           4Q           1Q
                                                       2001        2001        2001         2001         2002
                                                     --------    --------    --------     --------     --------
ALLOWANCE FOR CREDIT LOSSES AT BEGINNING OF PERIOD   $  8,961    $  8,957    $  8,917     $  9,918     $ 10,088
                                                     --------    --------    --------     --------     --------
PROVISION FOR CREDIT LOSSES
    Consumer                                            1,197       1,196       1,360        1,563        1,876
    Commercial                                            277         289         220          698          683
                                                     --------    --------    --------     --------     --------
                                                        1,474       1,485       1,580        2,261        2,559
                                                     --------    --------    --------     --------     --------

GROSS CREDIT LOSSES
    Consumer                                            1,364       1,407       1,588        1,874        1,896
    Commercial                                            331         369         402          953          559
                                                     --------    --------    --------     --------     --------
                                                        1,695       1,776       1,990        2,827        2,455
                                                     --------    --------    --------     --------     --------
CREDIT RECOVERIES
    Consumer                                              199         183         211          260          255
    Commercial                                             54          82         119          152           72
                                                     --------    --------    --------     --------     --------
                                                          253         265         330          412          327
                                                     --------    --------    --------     --------     --------

NET CREDIT LOSSES                                       1,442       1,511       1,660        2,415        2,128
                                                     --------    --------    --------     --------     --------
Other -- net (1)                                          (36)        (14)      1,081          324            1
                                                     --------    --------    --------     --------     --------
ALLOWANCE FOR CREDIT LOSSES AT END OF PERIOD         $  8,957    $  8,917    $  9,918     $ 10,088     $ 10,520
                                                     ========    ========    ========     ========     ========

Net consumer credit losses                           $  1,165    $  1,224    $  1,377     $  1,614     $  1,641
As a percentage of Average consumer loans                2.10%       2.19%       2.31%        2.66%        2.76%
Net commercial credit losses                         $    277    $    287    $    283     $    801     $    487
As a percentage of Average commercial loans              0.81%       0.82%       0.73%        2.14%        1.38%

ALLOWANCE FOR CREDIT LOSSES
Consumer                                             $  4,956    $  4,914    $  5,239     $  5,169     $  5,401
Commercial                                              4,001       4,003       4,679        4,919        5,119
                                                     --------    --------    --------     --------     --------
    Total Allowance for Credit Losses                $  8,957    $  8,917    $  9,918     $ 10,088     $ 10,520
                                                     ========    ========    ========     ========     ========

ALLOWANCE AS A PERCENT OF TOTAL LOANS
Consumer                                                 2.24%       2.20%       2.17%        2.13%        2.22%
Commercial                                               2.75%       2.79%       2.97%        3.31%        3.49%
Total                                                    2.44%       2.43%       2.48%        2.57%        2.78%

(1) The third quarter 2001 includes the addition of $1 billion of credit loss reserves related to the acquisition of Banamex. A review of the Banamex credit portfolio was completed in the fourth quarter resulting in an increase to the allowance for credit losses. This increase does not relate to credit deterioration in the 2001 fourth quarter.

CITIGROUP SUPPLEMENTAL DATA(1)
(In millions of dollars)

                                                                       1Q         2Q        3Q        4Q        1Q
                                                                      2001       2001      2001      2001      2002
                                                                     -------    -------   -------   -------   -------
CASH-BASIS AND RENEGOTIATED LOANS
Commercial Cash-Basis Loans
Collateral Dependent (at lower of cost or collateral value) (2)      $   528    $   527   $   699   $   699   $   493
Other                                                                  1,889      2,102     2,721     3,342     4,006
                                                                     -------    -------   -------   -------   -------
     Total Commercial Cash-Basis Loans                               $ 2,417    $ 2,629   $ 3,420   $ 4,041   $ 4,499
                                                                     =======    =======   =======   =======   =======

COMMERCIAL CASH-BASIS LOANS
Emerging Markets Corporate Banking and Global Transaction Services   $ 1,137    $ 1,279   $ 1,563   $ 1,465   $ 1,767
Mexico                                                                    68        164       600     1,030     1,095
Corporate and Investment Bank                                          1,149      1,149     1,225     1,525     1,598
Insurance Subsidiaries                                                    55         24        26        19        38
Investment Activities                                                      8         13         6         2         1
                                                                     -------    -------   -------   -------   -------
     Total Commercial Cash-Basis Loans                               $ 2,417    $ 2,629   $ 3,420   $ 4,041   $ 4,499
                                                                     =======    =======   =======   =======   =======
COMMERCIAL RENEGOTIATED LOANS                                        $   909    $   864   $   748   $   681   $   630
                                                                     =======    =======   =======   =======   =======

CONSUMER LOANS ON WHICH ACCRUAL OF INTEREST
     HAS BEEN SUSPENDED                                              $ 3,804    $ 4,111   $ 4,431   $ 4,234   $ 4,272
                                                                     =======    =======   =======   =======   =======

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED
ASSETS
Consumer (3)                                                         $   268    $   289   $   407   $   393   $   384
                                                                     -------    -------   -------   -------   -------

Emerging Markets Corporate Banking and Global Transaction Services        63         61        38        38        35
Mexico                                                                     2          1         1         -         -
Corporate and Investment Bank                                            108        107       110        64       110
Insurance Subsidiaries                                                   123        111       112       118       125
                                                                     -------    -------   -------   -------   -------
     Total Commercial (3)                                                296        280       261       220       270
                                                                     -------    -------   -------   -------   -------

Corporate/Other                                                            8          8         9         8         -
                                                                     -------    -------   -------   -------   -------
TOTAL OTHER REAL ESTATE OWNED                                        $   572    $   577   $   677   $   621   $   654
                                                                     =======    =======   =======   =======   =======
OTHER REPOSSESSED ASSETS (4)                                         $   419    $   409   $   479   $   439   $   381
                                                                     =======    =======   =======   =======   =======

(1) Includes Banamex loan data from the third quarter of 2001 forward. A review of the Banamex credit portfolio was completed in the fourth quarter which caused commercial cash-basis loans to increase. This increase does not relate to credit deterioration in the 2001 fourth quarter.
(2) A cash-basis loan is defined as collateral dependent when repayment is expected to be provided solely by the underlying collateral and there are no other available and reliable sources of repayment, in which case the loans are written down to the lower of cost or collateral value.
(3) Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.
(4) Primarily commercial transportation equipment, carried at lower of cost or fair value, less costs to sell.

INSURANCE INVESTMENT PORTFOLIO (1)
(In millions of dollars)

                                                                                                                    1Q 2002 VS.
                                                              1Q         2Q         3Q         4Q         1Q     1Q 2001 INCREASE/
                                                             2001       2001       2001       2001       2002        (DECREASE)
                                                           --------   --------   --------   --------   --------  -----------------
Fixed-income investments:
   Available for sale, at market:
      Mortgage-backed securities - principally
            obligations of U.S. Government agencies        $ 13,032   $ 13,541   $ 14,137   $ 13,723   $ 13,646                5%
      U.S. Treasury securities and Obligations of U.S.
            Government corporations and agencies              3,099      2,248      2,472      3,284      3,451               11%
      Corporates (including redeemable preferreds)           30,872     31,321     31,510     31,091     31,668                3%
      Obligations of states and political subdivisions       11,349     11,330     11,475     11,170     11,157               (2)%
      Debt securities issued by foreign governments           1,368      1,566      1,330      1,474      1,289               (6)%
   Held to maturity, at amortized cost                           29         28         27         15         13              (55)%
                                                           --------   --------   --------   --------   --------
   Total fixed income                                        59,749     60,034     60,951     60,757     61,224                2%
Equity securities, at market                                  2,443      2,321      2,112      1,633      1,572              (36)%
Short-term and other                                          8,029      6,947      9,616      9,863      9,168               14%
                                                           --------   --------   --------   --------   --------
   Total investments held by Insurance companies           $ 70,221   $ 69,302   $ 72,679   $ 72,253   $ 71,964                2%
                                                           ========   ========   ========   ========   ========

After tax unrealized gains / (losses) on invested assets   $    793   $    458   $    904   $    470   $    (26)              NM
                                                           ========   ========   ========   ========   ========

(1)  Includes investments held by insurance companies.

NM Not meaningful

GLOBAL CONSUMER
GLOBAL CARDS SUPPLEMENTAL DATA

(In millions of dollars)

                                                                                                                     1Q 2002 VS.
                                                         1Q           2Q          3Q          4Q         1Q      1Q 2001 INCREASE/
                                                        2001         2001        2001        2001       2002         (DECREASE)
                                                     ---------    ---------   ---------   ---------   ---------  -----------------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE (1)       $   3,604    $   3,674   $   4,036   $   4,306   $   4,132                15%
Adjusted Operating Expenses                              1,337        1,299       1,360       1,389       1,310                (2)%
Adjusted Provision for Credit Losses (1)                 1,322        1,483       1,541       1,693       1,792                36%
                                                     ---------    ---------   ---------   ---------   ---------
Core Income Before Taxes                                   945          892       1,135       1,224       1,030                 9%
Income Taxes                                               347          327         412         421         366                 5%
                                                     ---------    ---------   ---------   ---------   ---------
CORE INCOME                                          $     598    $     565   $     723   $     803   $     664                11%
                                                     =========    =========   =========   =========   =========
Managed Average Assets (in billions of dollars)      $     116    $     117   $     121   $     123   $     122                 5%
                                                     =========    =========   =========   =========   =========
Return on Managed Assets                                  2.09%        1.94%       2.37%       2.59%       2.21%
                                                     =========    =========   =========   =========   =========

KEY INDICATORS
(in billions of dollars)

End of Period Managed Receivables                    $   112.1    $   116.2   $   119.2   $   122.5   $   118.8                 6%
Total EOP Open Accounts (in millions)                    106.2        107.8       109.4       109.4       108.4                 2%
Total Sales                                          $    62.6    $    67.2   $    66.7   $    69.2   $    62.6                 -
Coincident Net Credit Loss Ratio %                        4.73%        5.33%       5.23%       5.70%       6.17%
Loans 90+ Days Past Due %                                 1.82%        1.73%       1.80%       1.96%       2.15%

GEOGRAPHIC DISTRIBUTION
CORE INCOME
    North America                                    $     472    $     448   $     566   $     623   $     520                10%
    International                                          126          117         157         180         144                14%
                                                     ---------    ---------   ---------   ---------   ---------
       Total                                         $     598    $     565   $     723   $     803   $     664                11%
                                                     =========    =========   =========   =========   =========

AVERAGE MANAGED LOANS
    North America                                    $   101.8    $   102.3   $   104.5   $   105.5   $   105.4                 4%
    International                                         10.1         10.2        12.2        12.2        12.3                22%
                                                     ---------    ---------   ---------   ---------   ---------
       Total                                         $   111.9    $   112.5   $   116.7   $   117.7   $   117.7                 5%
                                                     =========    =========   =========   =========   =========

TOTAL EOP OPEN ACCOUNTS (IN MILLIONS)
    North America                                         94.3         95.1        94.5        93.9        92.7                (2)%
    International                                         11.9         12.7        14.9        15.5        15.7                32%
                                                     ---------    ---------   ---------   ---------   ---------
       Total                                             106.2        107.8       109.4       109.4       108.4                 2%
                                                     =========    =========   =========   =========   =========

TOTAL SALES
    North America                                    $    54.4    $    58.7   $    57.5   $    58.9   $    53.2                (2)%
    International                                          8.2          8.5         9.2        10.3         9.4                15%
                                                     ---------    ---------   ---------   ---------   ---------
       Total                                         $    62.6    $    67.2   $    66.7   $    69.2   $    62.6                 -
                                                     =========    =========   =========   =========   =========

MANAGED NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
    North America                                    $   1,207    $   1,395   $   1,433   $   1,567   $   1,657                37%
    International                                           99          110         104         124         134                35%
                                                     ---------    ---------   ---------   ---------   ---------
       Total                                         $   1,306    $   1,505   $   1,537   $   1,691   $   1,791                37%
                                                     =========    =========   =========   =========   =========

(1) On a managed basis.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
GLOBAL CONSUMER FINANCE SUPPLEMENTAL DATA

(In millions of dollars)

                                                                                                                  1Q 2002 VS.
                                                      1Q          2Q          3Q          4Q          1Q       1Q 2001 INCREASE/
                                                     2001        2001        2001        2001        2002         (DECREASE)
                                                   --------    --------    --------    --------    --------    -----------------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE         $  2,200    $  2,238    $  2,374    $  2,369    $  2,376                     8%
Adjusted Operating Expenses                             935         838         840         786         760                   (19)%
Adjusted Provision for Credit Losses                    619         611         645         726         740                    20%
                                                   --------    --------    --------    --------    --------
Core Income Before Taxes                                646         789         889         857         876                    36%
Income Taxes                                            238         287         325         310         313                    32%
                                                   --------    --------    --------    --------    --------
CORE INCOME                                        $    408    $    502    $    564    $    547    $    563                    38%
                                                   ========    ========    ========    ========    ========
Average Assets (in billions of dollars)            $     82    $     84    $     86    $     88    $     88                     7%
                                                   ========    ========    ========    ========    ========
Return on Assets                                       2.02%       2.40%       2.60%       2.47%       2.59%
                                                   ========    ========    ========    ========    ========
Average Net Receivables (in billions of dollars)   $   69.9    $   71.4    $   73.6    $   75.2    $   75.1                     7%

Number of Offices                                     3,760       3,670       3,644    $  3,567       3,530                    (6)%

Net Credit Loss Ratio                                  3.04%       2.95%       2.98%       3.57%       3.64%

Loans 90+Days Past Due:
    In millions of dollars                         $  1,789    $  1,963    $  2,172    $  2,284    $  2,261                    26%
    %                                                  2.55%       2.72%       2.89%       3.04%       2.96%

GEOGRAPHIC DISTRIBUTION
CORE INCOME
    North America                                  $    220    $    275    $    317    $    293    $    320                    45%
    International                                       188         227         247         254         243                    29%
                                                   --------    --------    --------    --------    --------
       Total                                       $    408    $    502    $    564    $    547    $    563                    38%
                                                   ========    ========    ========    ========    ========

AVERAGE NET RECEIVABLES
    North America                                  $   55.7    $   56.5    $   57.7    $   58.7    $   59.2                     6%
    International                                      14.2        14.9        15.9        16.5        15.9                    12%
                                                   --------    --------    --------    --------    --------
       Total                                       $   69.9    $   71.4    $   73.6    $   75.2    $   75.1                     7%
                                                   ========    ========    ========    ========    ========

NUMBER OF OFFICES
    North America                                     2,430       2,336       2,320       2,221       2,199                   (10)%
    International                                     1,330       1,334       1,324       1,346       1,331                     -
                                                   --------    --------    --------    --------    --------
       Total                                          3,760       3,670       3,644       3,567       3,530                    (6)%
                                                   ========    ========    ========    ========    ========

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE
SUPPLEMENTAL PRODUCT AND REGIONAL RESULTS

(In millions of dollars)

                                                                                                                 1Q 2002 VS.
                                                              1Q        2Q        3Q        4Q        1Q      1Q 2001 INCREASE/
                                                             2001      2001      2001      2001      2002        (DECREASE)
                                                            -------   -------   -------   -------   -------   -----------------
   TOTAL REVENUE

       Global Corporate Finance (1)                         $ 5,045   $ 4,078   $ 3,756   $ 4,068   $ 4,357                  (14)%
       Global Transaction Services (2)                          884       871       832       836       814                   (8)%
       Private Client                                         1,551     1,510     1,449     1,436     1,479                   (5)%
                                                            -------   -------   -------   -------   -------
   Total Global Corporate                                   $ 7,480   $ 6,459   $ 6,037   $ 6,340   $ 6,650                  (11)%
                                                            =======   =======   =======   =======   =======

   CORE INCOME
       Global Corporate Finance (1)                         $ 1,135   $ 1,023   $   999   $   739   $   869                  (23)%
       Global Transaction Services (2)                          112       129       111       115       115                    3%
       Private Client                                           197       208       181       192       198                    1%
                                                            -------   -------   -------   -------   -------
   Total Global Corporate                                   $ 1,444   $ 1,360   $ 1,291   $ 1,046   $ 1,182                  (18)%
                                                            =======   =======   =======   =======   =======

REGIONAL VIEW
   TOTAL REVENUE
      JENA (3)                                              $ 5,942   $ 4,930   $ 4,611   $ 4,890   $ 5,253                  (12)%
      Emerging Markets                                        1,538     1,529     1,426     1,450     1,397                   (9)%
                                                            -------   -------   -------   -------   -------
    Total Global Corporate                                  $ 7,480   $ 6,459   $ 6,037   $ 6,340   $ 6,650                  (11)%
                                                            =======   =======   =======   =======   =======

   CORE INCOME
       JENA (3)                                             $ 1,028   $   883   $   927   $   661   $   973                   (5)%
       Emerging Markets                                         416       477       364       385       209                  (50)%
                                                            -------   -------   -------   -------   -------
    Total Global Corporate                                  $ 1,444   $ 1,360   $ 1,291   $ 1,046   $ 1,182                  (18)%
                                                            =======   =======   =======   =======   =======

TRADING RELATED REVENUE BY PRODUCT
      Fixed Income                                          $ 1,289   $   959   $   824   $   935   $ 1,327                    3%
      Equities                                                  472       214       101        95       147                  (69)%
      Foreign Exchange                                          360       394       288       422       435                   21%
      All Other                                                  64        47        38        48        77                   20%
                                                            -------   -------   -------   -------   -------
   Total Trading Related Revenue                            $ 2,185   $ 1,614   $ 1,251   $ 1,500   $ 1,986                   (9)%
                                                            =======   =======   =======   =======   =======

TRADING RELATED REVENUE BY INCOME STATEMENT LINE
      Principal Transactions                                $ 2,063   $ 1,255   $   834   $   575   $ 1,261                  (39)%
      Net Interest Revenue                                      122       359       417       925       725                   NM
                                                            -------   -------   -------   -------   -------
   Total Trading Related Revenue                            $ 2,185   $ 1,614   $ 1,251   $ 1,500   $ 1,986                   (9)%
                                                            =======   =======   =======   =======   =======

(1) Global Corporate Finance includes Global Fixed Income, Global Equities, Global Investment Banking, Emerging Markets (EM) Sales & Trading, EM Local Finance, Loan Portfolio, Municipals, Equity Finance, Phibro and CitiCapital.

(2) Global Transaction Services includes e-Business, Cash Management, Trade Finance and Global Securities Services.

(3) JENA includes Japan, Western Europe and North America.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP EMERGING MARKETS - EXCLUDING INVESTMENT ACTIVITIES
(IN MILLIONS OF DOLLARS)

                                                                                                    1Q 2002 VS.
                                                 1Q        2Q        3Q        4Q        1Q      1Q 2001 INCREASE/
                                                2001      2001      2001      2001      2002        (DECREASE)
                                               -------   -------   -------   -------   -------   -----------------
REVENUE
   Asia                                        $ 1,203   $ 1,268   $ 1,147   $ 1,232   $ 1,226                   2%
   Mexico                                          153       165       681     1,127     1,085                  NM
   Latin America                                 1,064     1,032     1,111       764       905                 (15)%
   CEEMEA                                          666       588       597       621       628                  (6)%
   Other                                            24        25        11         5         7                 (71)%
                                               -------   -------   -------   -------   -------
     TOTAL                                     $ 3,110   $ 3,078   $ 3,547   $ 3,749   $ 3,851                  24%
                                               =======   =======   =======   =======   =======

CORE INCOME
   Asia                                        $   292   $   382   $   251   $   350   $   351                  20%
   Mexico                                            4        12       123       209       280                  NM
   Latin America                                   254       250       274        25      (150)                 NM
   CEEMEA                                          187       131       151       167       167                 (11)%
   Other                                           (26)       (1)       (4)       21       (16)                 38%
                                               -------   -------   -------   -------   -------
     TOTAL                                     $   711   $   774   $   795   $   772   $   632                 (11)%
                                               =======   =======   =======   =======   =======

CORE INCOME
   ASIA:
     Consumer (1)                              $   148   $   147   $   159   $   161   $   148                   -
     Corporate                                     116       221        75       169       175                  51%
     Asset Management & Private Banking             28        14        17        20        28                   -
                                               -------   -------   -------   -------   -------
      TOTAL ASIA                               $   292   $   382   $   251   $   350   $   351                  20%
                                               =======   =======   =======   =======   =======

   MEXICO                                      $     4   $    12   $   123   $   209   $   280                  NM

   LATIN AMERICA:
     Consumer (1)                              $    72   $    81   $    84   $   (54)  $   (75)                 NM
     Corporate                                     161       151       170        58       (88)                 NM
     Asset Management & Private Banking             21        18        20        21        13                 (38)%
                                               -------   -------   -------   -------   -------
      TOTAL LATIN AMERICA                      $   254   $   250   $   274   $    25   $  (150)                 NM
                                               =======   =======   =======   =======   =======

   CEEMEA:
     Consumer (1)                              $    18   $    21   $    24   $    23   $    25                  39%
     Corporate                                     165       106       123       137       138                 (16)%
     Asset Management & Private Banking              4         4         4         7         4                   -
                                               -------   -------   -------   -------   -------
      TOTAL CEEMEA                             $   187   $   131   $   151   $   167   $   167                 (11)%
                                               =======   =======   =======   =======   =======
   Other                                       $   (26)  $    (1)  $    (4)  $    21   $   (16)                 38%
                                               =======   =======   =======   =======   =======

   EMERGING MARKETS:
     Consumer (1)                              $   242   $   261   $   390   $   339   $   378                  56%
     Corporate                                     416       477       364       385       209                 (50)%
     Asset Management & Private Banking             53        36        41        48        45                 (15)%
                                               -------   -------   -------   -------   -------
      TOTAL EMERGING MARKETS                   $   711   $   774   $   795   $   772   $   632                 (11)%
                                               =======   =======   =======   =======   =======

     (1) Includes Associates.

     NM - Not meaningful

     Reclassified to conform to the current period's presentation.

GLOBAL WEALTH MANAGEMENT
SUPPLEMENTAL DATA

(In millions of dollars)

                                                                                                                   1Q 2002 VS.
                                                                1Q        2Q        3Q        4Q        1Q      1Q 2001 INCREASE/
                                                               2001      2001      2001      2001      2002        (DECREASE)
                                                              -------   -------   -------   -------   -------   -----------------
REVENUES

    Private Client                                            $ 1,551   $ 1,510   $ 1,449   $ 1,436   $ 1,479                  (5)%
    Citigroup Asset Management                                    444       420       426       414       425                  (4)%
    The Citigroup Private Bank                                    392       376       366       408       423                   8%
    Travelers Life & Annuity                                    1,130       975       875     1,108       888                 (21)%
    Global Consumer Investment Products                           714       700       828       850       836                  17%
                                                              -------   -------   -------   -------   -------
    TOTAL GLOBAL WEALTH MANAGEMENT                            $ 4,231   $ 3,981   $ 3,944   $ 4,216   $ 4,051                  (4)%
                                                              =======   =======   =======   =======   =======

CORE INCOME

    Private Client                                            $   197   $   208   $   181   $   192   $   198                   1%
    Citigroup Asset Management                                     79        73        82        89        94                  19%
    The Citigroup Private Bank                                     95        92        91        94       112                  18%
    Travelers Life & Annuity                                      210       231       178       202       200                  (5)%
    Global Consumer Investment Products                           165       156       187       172       179                   8%
                                                              -------   -------   -------   -------   -------
    TOTAL GLOBAL WEALTH MANAGEMENT                            $   746   $   760   $   719   $   749   $   783                   5%
                                                              =======   =======   =======   =======   =======

    CLIENT BUSINESS VOLUMES  (IN BILLIONS OF DOLLARS)

    Private Client - Client Assets                            $   911   $   981   $   905   $   977   $   994                   9%
    Citigroup Asset Management - Assets Under Management          403       418       422       440       455                   13%
    The Citigroup Private Bank - Client Business Volumes          146       151       150       159       166                   14%
    Travelers Life & Annuity Investment Products                  116       120       120       126       130                  12%
    Global Consumer Investment Products                           499       512       520       536       547                  10%
    Less Cross-Sell Volumes Included Above                       (296)     (319)     (305)     (323)     (329)                (11)%
                                                              -------   -------   -------   -------   -------
    TOTAL CLIENT BUSINESS VOLUMES                             $ 1,779   $ 1,863   $ 1,812   $ 1,915   $ 1,963                  10%
                                                              =======   =======   =======   =======   =======

    Note: Global Wealth Management includes businesses that provide services related to the accumulation and management of wealth.

    Reclassified to conform to the current period's presentation.

CITICORP SUPPLEMENTAL DATA
(In millions of dollars)

                                                                1Q        2Q        3Q        4Q         1Q
                                                               2001      2001      2001      2001       2002
                                                              -------   -------   -------   -------    -------
NET INTEREST REVENUE STATISTICS
(TAXABLE EQUIVALENT BASIS)
Net Interest Revenue                                          $ 6,240   $ 6,545   $ 7,111   $ 7,990    $ 7,798
Effect of Securitization Activities                             1,524     1,509     1,464     1,604      1,622
                                                              -------   -------   -------   -------    -------
    Total Adjusted                                            $ 7,764   $ 8,054   $ 8,575   $ 9,594    $ 9,420
                                                              =======   =======   =======   =======    =======

Average Interest Earning Assets (in billions of dollars)      $ 477.1   $ 477.6   $ 530.3   $ 535.3    $ 533.3
Effect of Securitization Activities                              62.2      62.3      63.1      67.6       66.8
                                                              -------   -------   -------   -------    -------
    Total Adjusted                                            $ 539.3   $ 539.9   $ 593.4   $ 602.9    $ 600.1*
                                                              =======   =======   =======   =======    =======

Net Interest Margin (%)                                          5.30%     5.50%     5.32%     5.92%      5.93%
Effect of Securitization Activities                              0.54%     0.48%     0.41%     0.39%      0.44%
                                                              -------   -------   -------   -------    -------
    TOTAL ADJUSTED                                               5.84%     5.98%     5.73%     6.31%      6.37%
                                                              =======   =======   =======   =======    =======

* Preliminary

Reclassified to conform to the current period's presentation.

                                   END OF FILE

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 15, 2002                               CITIGROUP INC.


                                               By: /s/ William P. Hannon
                                                   -----------------------------
                                               Name: William P. Hannon
                                               Title: Controller